UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c−101)

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

☒ Definitive Information Statement

AINOS, INC.
(Name of Registrant As Specified in Its Charter)

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AINOS, INC.

8880 Rio San Diego Drive, Suite 800

San Diego California 92108

(858) 869-2986

NOTICE OF ACTION BY WRITTEN CONSENT OF THE HOLDERS OF THE MAJORITY

VOTING POWER OF THE COMPANY’S COMMON STOCK

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Shareholders:

Ainos, Inc., a Texas corporation (the “Company”) is providing this notice that on May 16, 2022, the holders of 106,487,552 shares of issued and outstanding common stock of the Company as of the close of business on May 6, 2022 (the “Record Date”), which constitute approximately 73.76% of the voting power of the Company, approved by written consent the action items set forth below (collectively, the “Action Items”) in lieu of a meeting of shareholders. On August 30, 2021, the Compensation Committee of the Company (the “Committee”) unanimously approved the Plans (as defined below) and submitted its recommendation for approval by the Board of Directors of the Company (the “Board”). The Board also approved the Plans unanimously on October 6, 2021. On April 29, 2022, the Board unanimously approved the Reverse Stock Split Proposal (as defined below). On April 29, 2022, the Board unanimously approved the submission of the Plans and Reverse Stock Split Proposal to the Company’s shareholders for approval.

The Action Items are the following:

o	To approve the 2021 Employee Stock Purchase Plan (the “ESPP”);

o	To approve the 2021 Stock Incentive Plan (the “Incentive Plan” and together with the ESPP, the “Plans”); and

o

To approve the amendment of the Restated Certificate of Formation to effect a reverse stock split of outstanding shares of common stock at an exchange ratio of not more than 50-1 (the “Reverse Stock Split”), which ratio will be determined by the Board in its discretion (the “Reverse Stock Split Proposal”).

Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the Action Items will not be effective until 20 days after the date that a copy of this Information Statement is mailed to each of our shareholders.

No action is required by you. The accompanying Information Statement is furnished only to inform our shareholders who did not execute the written consent of the Action Items, in accordance with the requirements of the Securities and Exchange Commission’s rules and regulations and the Texas Business Organizations Code. This Information Statement will be mailed on or about June 2, 2022 to all of our shareholders of record as of the close of business on the Record Date.

By Order of the Board of Directors,

/s/ Chun-Hsien Tsai
Chun-Hsien Tsai Chief Executive Officer

 Dated: May 31, 2022

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INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PURSUANT THERETO

May 31, 2022

AINOS, INC.

8880 Rio San Diego Drive, Suite 800

San Diego California 92108

(858) 869-2986

This Information Statement is distributed by Ainos, Inc. (the “Company,” “we,” “our” and “us”) to inform our shareholders of actions taken without a meeting by the written consent of the holders of 106,487,552 shares of issued and outstanding common stock of the Company (the “Majority Shareholders”) as of the close of business on May 6, 2022 (the “Record Date”), which constitute approximately 73.76% of the voting power of the Company (the “Written Consent”).

NONE OF THE ACTION ITEMS HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE ACTION ITEMS, NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement has been filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) and is being furnished by the Board to the holders of record as of the Record Date of our outstanding common stock, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 6.202(d) of the Texas Business Organizations Code (the “Texas Code”).

The cost of preparing, printing and mailing this Information Statement will be paid by us. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

 This Information Statement informs shareholders that on August 30, 2021, the Committee unanimously approved the Plans and submitted its recommendation for approval by the Board. On October 6, 2021, our Board, and on May 16, 2022, the Majority Shareholders, adopted and approved the Plans. On April 29, 2022, our Board, and on May 16, 2022, the Majority Shareholders, approved the Reverse Stock Split Proposal. Under the Company’s Restated Certificate of Formation dated April 15, 2021 (the “Certificate of Formation”), approval of the Plans requires the affirmative vote of holders of at least fifty-one percent of the shares entitled to vote on the Plans and approval of the Reverse Stock Split Proposal requires the affirmative vote of holders of at least fifty-one percent of our outstanding shares of common stock. As of the Record Date, there were 144,379,308 shares of common stock outstanding, and the Majority Shareholders beneficially owned 106,487,552 shares of issued and outstanding common stock and approximately 73.76% of the voting power of the Company. Accordingly, the Written Consent executed by the Majority Shareholders pursuant to the Texas Code and the Company’s charter documents is sufficient to approve the Action Items and no further shareholder action is required to approve the Action Items. No payment was made to any person or entity in consideration of execution of the Written Consent.

Accordingly, all necessary corporate approvals to effectuate the Action Items have been obtained. We are not seeking approval from our remaining shareholders. This Information Statement is furnished solely for the purpose of informing our shareholders, in the manner required by the Exchange Act and the Texas Code, of the approval of the Action Items. Pursuant to Section 14(c) of the Exchange Act and Rule 14c-2 promulgated pursuant thereto, the Action Items will not be effective until at least 20 days after the date this Information Statement is mailed to each of our shareholders. The Plans are expected to become effective on or after June 23, 2022. The Reverse Stock Split is expected to become effective not earlier than June 23, 2022 (being the 20th calendar day after the anticipated mailing date), at the exchange ratio and at such time as the Board, in its sole discretion, deems in the best interest of the Company and its shareholders.

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The Action Items approved by the Majority Shareholders by written consent are not corporate actions for which shareholders of a Texas corporation are entitled to a dissenter’s right under Section 21.460 and Section 10.354, et seq. of the Texas Code.

Our shareholders as of the Record Date are being furnished copies of this Information Statement. This Information Statement will be mailed or furnished to our shareholders on or about June 2, 2022.

QUESTIONS AND ANSWERS ABOUT

THIS INFORMATION STATEMENT AND THE TRANSACTIONS

Q. Why did I receive this Information Statement?

A. The Exchange Act and the Texas Code require us to provide you with information regarding the Action Items, even though your vote is neither required nor requested to approve the Action Items.

Q. Why am I not being asked to vote on the Action Items?

A. The Board unanimously adopted, approved and recommended the approval of the Action Items and determined that the Action Items are advisable and in the best interests of the Company and our shareholders. The Action Items have also been approved by the written consent of the Majority Shareholders. Such approval is sufficient under the Texas Code and no further approval by our shareholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q. What do I need to do now?

A. Nothing. This Information Statement is provided to you solely for your information and does not require or request you to do anything.

THE 2021 EMPLOYEE STOCK PURCHASE PLAN

This section describes the material provisions of the ESPP, but does not purport to describe all of the terms of the ESPP. The following summary is qualified in its entirety by reference to the complete text of the ESPP, which is attached as Appendix A hereto.

Purpose of the Plan. The purpose of the ESPP is to provide an opportunity for Eligible Employees (as such term is defined below) of the Company and its Designated Companies to purchase common stock at a discount through voluntary contributions, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such persons and the Company’s shareholders. A “Designated Company” means any parent, subsidiary or affiliate of the Company that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the ESPP. We intend for offerings under the ESPP to qualify as an “employee stock purchase plan” under Section 423 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (each, a “Section 423 Offering”); provided, however, that the Administrator may also authorize the grant of rights under offerings of the ESPP that are not intended to comply with the requirements of Section 423 of the Code, pursuant to any rules, procedures, agreements, appendices, or sub-plans adopted by the Administrator for such purpose (each, a “Non-423 Offering”).

Number of Reserved Shares. Subject to adjustments as provided in the ESPP relating to changes in capitalization or a change in control, the maximum number of shares of common stock that may be issued under the ESPP may will not exceed 750,000 shares of common stock. Such shares may be authorized but unissued shares, treasury shares or shares purchased in the open market. Up to the maximum number of shares reserved under the ESPP may be used to satisfy purchases of shares under Section 423 Offerings and any remaining portion of such maximum number of shares may be used to satisfy purchases of shares under Non-423 Offerings. Shares withheld to satisfy tax obligations relating to a Participant’s participation in the ESPP which are legally applicable to the Participant (“Tax-Related Items”) will not reduce the number of shares available for sale pursuant to the ESPP and will again be made available for sale pursuant to the ESPP.

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Committee as Administrator. The ESPP will be administered by the Committee. Notwithstanding anything in the ESPP to the contrary, subject to applicable law, any authority or responsibility that, under the terms of the ESPP, may be exercised by the Committee may alternatively be exercised by the Board. Subject to applicable law, no member of the Board or Committee (or its delegates) will be liable for any good faith action or determination made in connection with the operation, administration or interpretation of the ESPP. In the performance of its responsibilities with respect to the ESPP, the Committee will be entitled to rely upon, and no member of the Committee will be liable for any action taken or not taken in reliance upon, information and/or advice furnished by our officers or employees, our accountants, our counsel and any other party that the Committee deems necessary.

Eligible Employees.

General. Any individual who is an Eligible Employee as of the commencement of an Offering Period will be eligible to participate in the ESPP, subject to the requirements and limitations set forth in the ESPP. An “Eligible Employee” means any person providing services to the Company or a Designated Company in an employee-employer relationship who meets such other initial service requirement specified by the Administrator. For purposes of clarity, the term “Eligible Employee” will not include the following, regardless of any subsequent reclassification as an employee by the Company or a Designated Company, any governmental agency, or any court: (i) any independent contractor; (ii) any consultant; (iii) any individual performing services for the Company or a Designated Company who has entered into an independent contractor or consultant agreement with the Company or a Designated Company; (iv) any individual performing services for the Company or a Designated Company under a purchase order, a supplier agreement or any other agreement that the Company or a Designated Company enters into for services; (v) any individual classified by the Company or a Designated Company as contract labor (such as contractors, contract employees, job shoppers), regardless of length of service; (vi) any individual whose base wage or salary is not processed for payment by the payroll department(s) or payroll provider(s) of the Company or a Designated Company; and (vii) any leased employee within the meaning of Code Section 414(n), including such persons leased from a professional employer organization. The Administrator will have exclusive discretion to determine whether an individual is an Eligible Employee for purposes of the Plan.

Non-U.S. Employees. An Eligible Employee who works for a Designated Company and is a citizen or resident of a jurisdiction other than the U.S. (without regard to whether such individual also is a citizen or resident of the U.S. or is a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the ESPP or an Offering if the participation of such Eligible Employee is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the ESPP or a Section 423 Offering to violate Section 423 of the Code. In the case of a Non-423 Offering, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the ESPP or an Offering if the Administrator has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practicable for any reason.

Limitations. Notwithstanding any provisions of the ESPP to the contrary, no Eligible Employee will be granted a right to purchase shares under a Section 423 Offering (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding rights to purchase capital stock possessing five percent (5%) or more of the combined voting power or value of all classes of the capital stock of the Company or of any parent or subsidiary of the Company, or (ii) to the extent that his or her rights to purchase capital stock under all employee stock purchase plans of the Company and any parent and subsidiaries accrues at a rate that exceeds US$25,000 worth of such stock (determined at the fair market value of the shares of such stock at the time such right is granted) for each calendar year in which such purchase right is outstanding. The Administrator, in its discretion, from time to time may, prior to an enrollment period for all purchase rights to be granted in a particular Offering, determine (on a uniform and nondiscriminatory basis for Section 423 Offerings) that the definition of Eligible Employee will or will not include an individual if he or she: (A) has not completed at least two years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (B) customarily works not more than twenty hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (C) customarily works not more than five months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (D) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (E) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or who is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Section 423 Offering in an identical manner to all highly compensated individuals of the Designated Company whose employees are participating in that Offering.

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Offering Periods. The ESPP will be implemented by consecutive or overlapping Offering Periods, as specified by the Administrator, with a new Offering Period commencing on the first trading day of the relevant Offering Period and terminating on the last trading day of the relevant Offering Period. The Offering Periods will (a) consist of one or more purchase periods of a duration specified by the Administrator, and (b) be of a duration, and commence on the dates, specified by the Administrator prior to the scheduled beginning of the applicable Offering Period, provided that each Offering Period may not have a duration exceeding twenty-seven months. For the avoidance of any doubt, the Administrator has authority to establish the terms that will apply to the Offering Periods in accordance with the provisions of the ESPP without shareholder approval. To the extent that the Administrator establishes Offering Periods with multiple purchase periods or overlapping Offering Periods, in each case, with a Purchase Price based (in part) on the fair market value of a share on the first trading day of an Offering Period the Administrator will have discretion to structure an Offering Period so that if the fair market value of a share on the first trading day of the Offering Period in which a participant is currently enrolled is higher than the fair market Value of a share on the first trading day of any subsequent Offering Period, the Company will automatically enroll such participant in the subsequent Offering Period and will terminate his or her participation in such original Offering Period.

Purchase Price. The purchase price at which shares may be acquired on any purchase date will be set by the Administrator, provided that the purchase price of a Section 423 Offering may not be less than 85% of the lesser of (i) the fair market value of the shares on the first trading date of the Offering Period or (ii) the fair market value of the shares on the purchase price. Unless otherwise determined by the Administrator prior to the commencement of an Offering Period, the purchase price will be 85% of the lesser of (a) the fair market value of the shares on the first trading day of the Offering Period or (b) the fair market value of the shares on the purchase date.

Limitation on Number of Shares That an Employee May Purchase. Subject to the limitations set forth in the ESPP, each participant will have the right to purchase as many whole shares as may be purchased with the contributions credited to his or her account as of the last day of the Offering Period (or such other date as the Administrator may determine) at the purchase price applicable to such Offering Period; provided, however, that a participant may not purchase in excess of 2,500 shares under the ESPP per Offering Period or such other maximum number of shares as may be established for an Offering Period by the Administrator (in each case subject to adjustments as provided in the ESPP). Any amount remaining in a participant’s account that was not applied to the purchase of shares on a purchase date because it was not sufficient to purchase a whole share will be carried forward for the purchase of shares on the following purchase date. However, any amounts not applied to the purchase of shares during an Offering Period for any reason other than as described in the foregoing sentence will not be carried forward to any subsequent Offering Period and will instead be refunded, without interest, as soon as practicable following the purchase date, except as otherwise determined by the Administrator or required by applicable law.

No Rights as a Shareholder; Non-Transferable Rights. A participant of the ESPP will have no rights as a shareholder with respect to shares subject to any rights granted under the ESPP or any shares deliverable under the ESPP unless and until recorded in the books of the brokerage firm selected by the Administrator or, as applicable, the Company, its transfer agent, stock plan administrator or such other outside entity which is not a brokerage firm. Rights granted under the ESPP are not transferable by a participant other than by will or the laws of descent and distribution, and are exercisable during a participant’s lifetime only by the participant.

Shareholder Approval; Effective Date; Plan Term. The ESPP is subject to approval by the shareholders of the Company within twelve months after the date the ESPP was adopted by the Board. The ESPP will become effective on the date that shareholder approval of the ESPP is obtained, and will continue in effect until it expires on the tenth anniversary of the effective date of the ESPP, unless terminated earlier in accordance with the terms of the ESPP. Any Offering Periods that are outstanding upon the expiration of the ESPP will continue in effect in accordance with their terms through the final purchase period in the outstanding Offering Period.

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Plan Benefits

Participation in the ESPP is voluntary and each Eligible Employee will make an individual decision regarding whether and to what extent to participate in the ESPP. Therefore, we cannot currently determine the benefits or number of shares subject to purchase rights and a new plan benefits table is thus not provided. As of the date of this Information Statement, we estimate that approximately 60 employees would be eligible to participate in the ESPP.

Federal Income Tax Consequences. The following is a brief summary of the principal United States federal income tax consequences of participation in the ESPP, based on current United States federal income tax law. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences, which may be substantially different. Participating employees will be urged to consult their own advisors as to specific tax consequences.

The ESPP is intended to be an Employee Stock Purchase Plan. This means that the ESPP has been designed to satisfy certain conditions found in Section 423 of the Code. The ESPP allows the purchase of shares at a discount. Any amount a participant elects to have set aside for the purchase of shares under the ESPP will be taxed to the participant as wages and will be set aside on an after-tax basis. Neither the grant nor the exercise of an “option” to purchase shares under the ESPP will have any tax consequences to the employee participants or to the Company.

The discount offered to participants on the purchase of shares will not be taxed to participants when they enroll in the ESPP or when shares are purchased on their behalf. Instead, the discount will be taxed as ordinary income when they sell the shares they acquired under the ESPP, if those shares sell at a gain instead of a loss.

If a participant sells shares acquired under the ESPP after the participant has held them for two years from the first day of the Offering Period, then any gain above the amount of the discount or any loss related to the purchase price will be treated as a capital gain or loss for tax purposes. This is known as a “qualifying disposition.”

If a participant sells shares acquired under the ESPP before the participant has held them for two years from the first day of the Offering Period applicable to those shares, then all gain on the sale will be ordinary income. This is known as a “disqualifying disposition.”

Even though an employee must treat part of his or her gain on a qualifying disposition of the shares as ordinary income, we may not take a business deduction for such amount. However, if an employee makes a disqualifying disposition, the amount of income that the employee recognizes as ordinary income qualifies as a business deduction for the Company for the year of such disposition (subject to the provisions of Section 162(m) of the Code).

THE 2021 STOCK INCENTIVE PLAN

This section describes the material provisions of the Incentive Plan, but does not purport to describe all of the terms of the Incentive Plan. The following summary is qualified in its entirety by reference to the complete text of the Incentive Plan, which is attached as Appendix B hereto.

Purpose of the Plan. The purpose of the Incentive Plan is to provide a means through which the Company, and the other members of the Company Group, may attract and retain key personnel, and to provide a means whereby directors, officers, employees, consultants and advisors of the Company and the other members of the Company Group can acquire and maintain an equity interest in the Company, or be paid incentive compensation measured by reference to the value of common stock, thereby strengthening their commitment to the welfare of the Company Group and aligning their interests with those of the Company’s shareholders. For purposes of the Incentive Plan, the term “Company Group” means the Company, its subsidiaries, if any, and any other affiliates of the Company designated as a member of the Company Group by the Committee.

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Number of Reserved Shares. Subject to a change in capital structure or a change in control, the aggregate number of shares which may be issued or transferred pursuant to awards under the Incentive Plan will be equal to 20,000,000 shares of common stock (the “Plan Share Reserve”), and from and after the Effective Date, no further grants will be made under any stock incentive plans adopted by the Company prior to October 6, 2021. The “Effective Date” means the date that the Plan is approved by the shareholders of the Company. Each award granted under the Incentive Plan will reduce the Plan Share Reserve by the number of shares underlying the award.

Additional Limits. Subject to a change in capital structure or a change in control, no more than 10,000,000 shares may be issued in the aggregate pursuant to the exercise of incentive stock options granted under the Incentive Plan. The maximum number of shares subject to awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, will not exceed US$600,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes).

Committee as Administrator. The Committee will administer the Incentive Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Incentive Plan) it is intended that each member of the Committee will, at the time such member takes any action with respect to an award under the Incentive Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act be a “non-employee director” within the meaning of Rule 16b-3. However, the fact that a Committee member will fail to qualify as a “non-employee director” will not invalidate any award granted by the Committee that is otherwise validly granted under the Incentive Plan.

Eligibility. Participation in the Incentive Plan will be limited to Eligible Persons. An “Eligible Person” means any (i) individual employed by any member of the Company Group; provided, however, that no such employee covered by a collective bargaining agreement will be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of any member of the Company Group; or (iii) consultant or advisor to any member of the Company Group who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act, who, in the case of each of clauses (i) through (iii) above has entered into an award agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Incentive Plan.

International Participants. With respect to participants who reside or work outside of the U.S., the Committee may, in its sole discretion, amend the terms of the Incentive Plan and create or amend sub-plans or amend outstanding awards with respect to such participants in order to conform such terms with the requirements of local law, to obtain more favorable tax or other treatment for a participant or any member of the Company Group, or to facilitate administration of the Incentive Plan.

Options.

General. Each option granted under the Incentive Plan will be evidenced by an award agreement, which agreement need not be the same for each participant. Each option so granted will be subject to the conditions set forth in this section, and to such other conditions not inconsistent with the Incentive Plan as may be reflected in the applicable award agreement. All options granted under the Incentive Plan will be nonqualified stock options unless the applicable award agreement expressly states that the option is intended to be an incentive stock option. Incentive stock options will be granted only to Eligible Persons who are employees of a member of the Company Group, and no incentive stock option will be granted to any Eligible Person who is ineligible to receive an incentive stock option under the Code. No option will be treated as an incentive stock option unless the Incentive Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(1) of the Code, provided that any option intended to be an incentive stock option will not fail to be effective solely on account of a failure to obtain such approval, but rather such option will be treated as a nonqualified stock option unless and until such approval is obtained. In the case of an incentive stock option, the terms and conditions of such grant will be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code. If for any reason an option intended to be an incentive stock option (or any portion thereof) will not qualify as an incentive stock option, then, to the extent of such nonqualification, such option or portion thereof will be regarded as a nonqualified stock option appropriately granted under the Incentive Plan.

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Exercise Price. Except as otherwise provided by the Committee in the case of substitute awards, the exercise price (“Exercise Price”) per share for each option will not be less than 100% of the Grant Date Fair Market Value of such share; provided, however, that in the case of an incentive stock option granted to an employee who, at the time of the grant of such option, owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group that also qualifies as a “subsidiary corporation” under Section 424(f) of the Code, the Exercise Price per share will not be less than 110% of the Grant Date Fair Market Value per share.

Vesting and Expiration. Options will vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee. Options will expire upon a date determined by the Committee, not to exceed ten years from the date of grant (the “Option Period”); provided, that if the Option Period (other than in the case of an incentive stock option) would expire at a time when trading in the shares is prohibited by applicable laws, then the Option Period will be automatically extended until the thirtieth day following the expiration of such prohibition. Notwithstanding the foregoing, in no event will the Option Period exceed five years from the date of grant in the case of an incentive stock option granted to a participant who on the date of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any member of the Company Group that qualifies as a “subsidiary corporation” under Section 424(f) of the Code.

Method of Exercise and Form of Payment. No shares will be issued pursuant to any exercise of an option until payment in full of the Exercise Price therefore is received by the Company and the participant has paid to the Company (or one or more of its subsidiaries or affiliates, as applicable) an amount equal to any satisfy tax obligations relating to a Participant’s participation in the ESPP which are legally applicable to the Participant (“Tax-Related Items”). Options that have become exercisable may be exercised by delivery of a notice of exercise in such form and accordance with such procedures as the Committee may specify from time to time accompanied by payment of the Exercise Price. The Exercise Price will be payable: (i) in cash, check, cash equivalent and/or shares valued at the Fair Market Value at the time the option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares in lieu of actual issuance of such shares to the Company); provided, that such shares are not subject to any pledge or other security interest and have been held by the participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles); or (ii) by such other method as the Committee may permit, in its sole discretion, including, without limitation (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares otherwise issuable upon the exercise of the option and to deliver promptly to the Company an amount equal to the Exercise Price; or (C) a “net exercise” procedure effected by withholding the minimum number of shares otherwise issuable in respect of an option that are needed to pay the Exercise Price. The permissible methods of payment of the Exercise Price with respect to a particular option grant may be specified in the applicable award agreement. Any fractional shares will be settled in cash.

Notification upon Disqualifying Disposition of an Incentive Stock Option. Each participant awarded an incentive stock option under the Incentive Plan will notify the Company in writing immediately after the date the participant makes a disqualifying disposition of any shares acquired pursuant to the exercise of such incentive stock option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such shares before the later of (i) the date that is two years after the date of grant of the incentive stock option, or (ii) the date that is one year after the date of exercise of the incentive stock option. We may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable participant, of any shares acquired pursuant to the exercise of an incentive stock option until the end of the period described in the preceding sentence, subject to complying with any instructions from such participant as to the sale of such shares.

No Rights as a Shareholder. Except as otherwise specifically provided in the Incentive Plan or any award agreement, no Person will be entitled to the privileges of ownership in respect of shares which are subject to awards hereunder until such shares have been issued or delivered to such Person.

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Effective Date; Duration. The Incentive Plan will be effective as of the Effective Date. The expiration date of the Incentive Plan, on and after which date no awards may be granted hereunder, will be the tenth anniversary of the earlier of the date the Board adopts the Incentive Plan and the date the Company’s shareholders approve the Incentive Plan; provided, however, that such expiration will not affect awards then outstanding, and the terms and conditions of the Incentive Plan will continue to apply to such awards.

Stock Appreciation Rights.

General. Each SAR granted under the Incentive Plan will be evidenced by an award agreement, which agreement need not be the same for each participant. Each SAR so granted will be subject to the conditions set forth in this section, and to such other conditions not inconsistent with the Incentive Plan as may be reflected in the applicable award agreement.

SAR Base Price. Except as otherwise provided by the Committee in the case of substitute awards, the SAR Base Price for each SAR will not be less than 100% of the Grant Date Fair Market Value of such share. The “SAR Base Price” means, as to any stock appreciation right, the price per share designated as the base value above which appreciation in value is measured.

Vesting and Expiration. SARs will vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee. SARs will expire upon a date determined by the Committee, not to exceed ten years from the date of grant.

Time and Conditions of Exercise. A SAR will entitle the participant (or other person entitled to exercise the SAR pursuant to the Incentive Plan) to exercise all or a specified portion of the SAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the excess of the aggregate Fair Market Value of the shares on the date the SAR is exercised over the SAR Base Price, less applicable Tax-Related Items, subject to any limitations the Committee may impose.Payment of the amounts determined under this section will be in cash, in shares (based on the Fair Market Value of the shares as of the date the SAR is exercised) or a combination of both, as determined by the Committee in the award agreement. Any fractional shares will be settled in cash. SARs that have become exercisable may be exercised by delivery of a notice of exercise to the Company (in such form as the Committee may specify from time to time). Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no dividends or Dividend Equivalent Right will be paid, and no right to vote or receive dividends or Dividend Equivalent Rights or any other rights as a shareholder will exist with respect to the shares subject to a SAR, notwithstanding the exercise of the SAR.

Tandem SARs. A SAR may be granted in connection with an option, either at the time of grant or at any time thereafter during the term of the option. A SAR granted in connection with an option will entitle the holder, upon exercise, to surrender the option or any portion thereof to the extent unexercised, with respect to the number of shares as to which such SAR is exercised, and to receive payment of an amount computed as described in this section. The option will, to the extent and when surrendered, cease to be exercisable. A SAR granted in connection with an option hereunder will have a SAR Base Price equal to the Exercise Price of the option, will be exercisable at such time or times, and only to the extent, that the related option is exercisable, and will expire no later than the related option expires. If a related option is exercised in whole or in part, then the SAR related to the shares purchased terminates as of the date of such exercise.

Restricted Stock and Restricted Stock Units.

Restricted stock awards and restricted stock unit awards may be granted subject to such conditions and restrictions as may be established by the Commission and set forth in the applicable award agreement.

Rights as Stockholder. A participant generally will have the rights and privileges of a stockholder as to shares of restricted stock, including the right to vote such restricted stock. To the extent shares of restricted stock are forfeited, all rights of the participant to such shares and as a stockholder with respect thereto will terminate without further obligations on the part of the Company. A participant will have no rights or privileges as a stockholder as to restricted stock units.

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Vesting. Restricted stock and restricted stock units will vest and any applicable restricted period will lapse in such manner and on such date or dates or upon such event or events as determined by the Committee.

Other Equity-Based Awards.

The Committee may grant other equity based awards under the Incentive Plan, denominated in shares or based upon the value or otherwise related to the shares, to Eligible Persons, alone or in tandem with other awards, in such amounts and, dependent on such other conditions as the Committee will from time to time in its sole discretion determine. Each such award will be evidenced by an award agreement and will be subject to such conditions not inconsistent with the Incentive Plan as may be reflected in the applicable award agreement.

New Plan Benefits

No awards have been granted, and no shares have been issued under the Incentive Plan. Future grants under the Incentive Plan will be made at the discretion of our Compensation Committee and accordingly, are not yet determinable. In addition, the value of the awards granted under the Incentive Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the Incentive Plan.

Federal Income Tax Consequences. The following is a brief summary of the principal United States federal income tax consequences of participation in the Incentive Plan, based on current United States federal income tax law. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences, which may be substantially different. Participants will be urged to consult their own advisors as to specific tax consequences.

Section 409A of the Code. Notwithstanding any provision of the Incentive Plan or award agreement to the contrary, it is intended that the provisions of the Incentive Plan comply with Section 409A of the Code, and all provisions of the Incentive Plan will be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such participant in connection with the Incentive Plan (including any taxes and penalties under Section 409A of the Code), and neither the Service Recipient nor any other member of the Company Group will have any obligation to indemnify or otherwise hold such participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Incentive Plan to “termination of employment” (and substantially similar phrases) will mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any award granted under the Incentive Plan is designated as separate a payment.

Notwithstanding anything in the Incentive Plan or award agreement to the contrary, if a participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable on the date of or a date or period that is by reference to the participant’s “separation from service” (as defined in Section 409A of the Code) will be made to such participant prior to the date that is six months after the date of such participant’s “separation from service” or, if earlier, the date of the participant’s death. Unless the award agreement provides otherwise, following any applicable six month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

Unless otherwise provided by the Committee in an award agreement or otherwise, in the event that the timing of payments in respect of any award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration will be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code; or (B) a Disability, no such acceleration will be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code.

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THE REVERSE STOCK SPLIT PROPOSAL

The Board has adopted a resolution approving and recommending to the Company’s shareholders for their approval a proposal to amend the Certificate of Formation to effect a reverse stock split of outstanding shares of common stock at an exchange ratio of not more than 50-1, the exact exchange ratio and the effective time of the Reverse Stock Split to be determined by the Board in its sole discretion. When the Reverse Stock Split is implemented, pursuant to the amendment to the Company’s Certificate of Formation that gives effect to the Reverse Stock Split, the total number of authorized shares of common stock will not change. The form of this proposed certificate of amendment to the Certificate of Formation (the “Reverse Stock Split Amendment”) is attached to this Proxy Statement as Appendix C.

Following shareholder approval, the number of issued and outstanding shares of our common stock will be reduced in accordance with an exchange ratio of not more than 50-1, as determined by the Board, effective as of the time specified in the Reverse Stock Split Amendment filed with the Secretary of State of the State of Texas. The Reverse Stock Split will affect all holders of our outstanding common stock uniformly and will not affect any shareholder’s percentage ownership or proportionate voting and other rights in our common stock, except for adjustments that might result from the treatment of fractional shares as described below. Pursuant to the Reverse Stock Split Amendment, the number of authorized shares of our common stock will be maintained at 300,000,000 shares and the par value of our common stock will remain unchanged at $0.01 per share.

Outstanding Shares

Our Certificate of Formation currently authorizes us to issue a maximum of 300,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, $0.01 par value per share. On May 6, 2022, a total of 183,446,316 shares of common stock were either issued (144,379,308), reserved for conversion of convertible debt to stock (17,314,391), held for future exercise of outstanding stock options (550,000) and shares reserved for exercise of outstanding warrants (452,617). In addition, upon the effectiveness of the Plans a total of 20,750,000 shares will be authorized for issuance under the Plans. The Company also have $27.4 million outstanding in convertibles notes which are convertible into shares of common stock upon and at a conversion price equal to 80% of the offering price of any public offering as a result of which the Company’s common stock is listed on a national exchange.

The table below illustrates the effect of the Reverse Stock Split on the number of shares of our common stock that would be issued and outstanding, authorized and reserved for issuance and authorized and unreserved for issuance based on our capitalization as of May 6, 2022:

	Shares Issued and Outstanding	Shares Authorized and Reserved for Issuance	Shares Authorized and Unreserved for Issuance	Total Authorized

As of May 6, 2022	144,379,308	39,067,008	116,553,684	300,000,000

Following 5-for-1 Reverse Stock Split	28,875,861	7,813,401	263,310,738	300,000,000

Following 10-for-1 Reverse Stock Split	14,437,930	3,906,700	281,655,370	300,000,000

Following 25-for-1 Reverse Stock Split	5,775,172	1,562,680	292,662,148	300,000,000

Following 50-for-1 Reverse Stock Split	2,887,586	781,340	296,331,074	300,000,000

The table above does not take into account fractional shares or the shares issuable pursuant to convertible notes that would convert in connection with the listing of the Company’s common stock on a national exchange.

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Reasons for the Reverse Stock Split

The Board believes that the increase in the number of available shares of common stock following the Reverse Stock Split will provide the Company with the ability to support its future anticipated growth and will provide greater flexibility to consider and respond to future business opportunities and needs as they arise, including equity financings and stock-based acquisitions of new technology and product development candidates. The availability of additional shares of common stock will permit the Company to undertake certain of the foregoing actions without delay and expense associated with holding a Special Meeting of Shareholders to obtain shareholder approval each time such an opportunity arises that would require the issuance of shares of our common stock.

Additionally, the increased market price per share of our common stock as a result of the Reverse Stock Split may result in the Company’s eligibility to list the common stock on The Nasdaq Capital Market assuming all other quantitative and qualitative requirements for listing are met. In order to list our common stock on The Nasdaq Capital Market, among other requirements, our common stock must maintain a minimum bid price of $4.00 per share. Current and prospective investors and the brokerage community may view an investment in our common stock more favorably if our common stock is quoted on The Nasdaq Capital Market. Taking into such consideration such minimum price requirement, the Board may select an appropriate ratio to effectuate the Reverse Stock Split. There is no assurance that, even if the Reverse Stock Split results in the common stock meeting any applicable minimum price requirement, that the Company will meet all other requirements for listing our common stock on Nasdaq or that its listing application will be approved.

Procedure for Affecting the Reverse Stock Split

The Board unanimously approved and recommended seeking shareholder approval of the Reverse Stock Split Proposal on April 29, 2022. The Board will determine the exchange ratio of not more than 50-1, based, in part, on the price of the common stock on the days leading up to the filing of the Reverse Stock Split Amendment. The Board will publicly announce the ratio selected for the Reverse Stock Split prior to the effectiveness of the Reverse Stock Split within the limits set forth in the Reverse Stock Split Proposal.

The Reverse Stock Split Amendment will be filed with the Secretary of State of the State of Texas. As of the filing date of the Reverse Stock Split Amendment (the “Reverse Stock Split Effective Date”), the outstanding shares of our common stock will be combined and converted into a lesser number of shares of common stock calculated in accordance with the exchange ratio set by the Board, within the specified range of potential exchange ratios, and without further action on the part of the Company and our shareholders. For instance, if a shareholder presently holds 100 shares of our common stock, the shareholder will hold 10 shares of our common stock following a Reverse Stock Split effected at an exchange ratio of ten-for-one.

Fractional Shares

Any fractional share resulting from the Reverse Stock Split will be rounded down to the nearest whole share, and any shareholder who would otherwise be entitled to receive a fractional share due to holding a number of shares not evenly divisible by the exchange ratio within the specified range will receive cash in lieu of a fractional share. The cash amount to be paid to each shareholder will equal the shareholder’s fractional interest in one share of our common stock to which the shareholder would otherwise be entitled, multiplied by the closing sale price of our common stock on the OTCPK on the trading day immediately prior to the Reverse Stock Split Effective Date. Such cash payment is subject to applicable tax and abandoned property or escheat laws. In addition, shareholders are not entitled to receive interest for the period of time between the Reverse Stock Split Effective Date and the date on which shareholders receive payment.

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Record and Beneficial Shareholders

After the Reverse Stock Split Effective Date, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, a number used to identify our common stock. Stock certificates with the old CUSIP number will need to be exchanged for stock certificates with the new CUSIP number.

After the Reverse Stock Split, shareholders of record holding some or all of their shares of our common stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of our common stock they held after the Reverse Stock Split. Shareholders of record holding all of their shares in certificate form, or a combination of certificate and book-entry form, will receive transmittal letters from our transfer agent, American Stock Transfer & Trust Company, LLC (the “Transfer Agent”), as soon as practicable after the Reverse Stock Split Effective Date. The letters of transmittal will contain instructions on how the shareholders of record must surrender the certificates representing the pre-Reverse Stock Split shares to the Transfer Agent to be exchanged for stock certificates representing post-Reverse Stock Split shares. Any shareholders of record entitled to a cash payment in lieu of an interest in a fractional share will receive a check by U.S. mail delivered to their address of record as soon as practicable after the Reverse Stock Split Effective Date.

Shareholders holding our common stock in “street name,” through a brokerage firm, bank, broker-dealer or other nominee, will be treated in the same manner as shareholders of record whose shares are held in their own names with the Transfer Agent. However, shareholders should contact their brokerage firm, bank, broker-dealer or other nominee for more information regarding their particular procedures for processing the Reverse Stock Split.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Effects of the Reverse Stock Split

Effect on Convertible Notes, Stock Options, Warrants and Equity Plans

Based on the Reverse Stock Split exchange ratio selected by the Board, proportionate adjustments will also be made to the per share conversion price or exercise price, as the case may be, and the number of shares issuable upon the conversion or exercise of all of our outstanding convertible notes, options, warrants and any other similar rights or securities entitling their holders to purchase or obtain shares of our common stock. In addition, the number of shares of our common stock reserved for issuance under the Plans will be reduced by the exchange ratio selected by the Board for the Reverse Stock Split.

Effect on Par Value and Accounting

Following the Reverse Stock Split, the par value per share of our common stock will remain at $0.01 per share. Total shareholders’ equity will remain unchanged. Net loss or net income per share and net book value per share will be increased as a result of the Reverse Stock Split since fewer shares of our common stock will be outstanding. All share and per share information in our financial statements will be restated to reflect the Reverse Stock Split for all periods presented in filings after the Reverse Stock Split Effective Date with the SEC.

Certain Other Effects

After the Reverse Stock Split, we will continue to be subject to the periodic reporting requirements of the Exchange Act and outstanding shares of our common stock will remain fully paid and non-assessable. Our common stock will continue to be reported on OTCPK under the symbol “AIMD,” although it is likely that OTCPK will add the letter “D” to the end of the trading symbol for a period of twenty trading days after the Reverse Stock Split Effective Date to indicate that the Reverse Stock Split had occurred. We will make all necessary filings as required by SEC Rule 10b-17.

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Potential Negative Effects of the Reverse Stock Split

The immediate effect of the Reverse Stock Split will be to reduce the number of shares of our outstanding common stock and to increase the bid price of our common stock. However, we cannot guarantee that the Reverse Stock Split will lead to an increase in the bid price of our common stock in proportion to the reduction in the number of shares of our outstanding common stock or result in a permanent increase in the bid price of our common stock. Indeed, because the bid price of our common stock depends on our performance, prospects, general market conditions and other factors unrelated to the number of shares of our common stock outstanding at any given time, the bid price of our common stock might decline after the Reverse Stock Split (perhaps by an even greater percentage than would have occurred in the absence of the Reverse Stock Split). As a result, we might still be at risk for adverse consequences associated with lower-priced stocks generally.

We cannot assure you that the Reverse Stock Split will have the desired effect of sufficiently increasing the bid price of our common stock to meet the bid price listing eligibility requirement. Furthermore, the Reverse Stock Split will make it more difficult for us to meet certain other requirements for listing on The NASDAQ Capital Market, including rules related to the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders. Our common stock might experience reduced liquidity and trading volume due to the availability of fewer shares for trading after the Reverse Stock Split and certain investors could still consider the bid price of our common stock to be too low, including investors with express policies prohibiting transactions involving lower-priced stocks or investors who are reluctant to incur transaction costs that represent a higher percentage of the stock price of lower-priced stocks than of higher-priced stocks. In addition, customers, suppliers or employees might consider a company with a low stock price and reduced liquidity and trading volume as risky and might accordingly be less likely to transact business with us.

The Reverse Stock Split might also produce other negative effects. Investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances which could prevent certain shareholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects or to be part of a “going private” transaction within the meaning of Rule 13e-3 of the Exchange Act.

Certain shareholders might be adversely affected disproportionately by the Reverse Stock Split. Some of our smaller shareholders might be eliminated since no fractional shares will be issued. Other shareholders might end up owning “odd-lots” of less than 100 shares as a result of the Reverse Stock Split, which would likely result in brokerage commissions and other transaction costs that are higher than the costs associated with transactions in even multiples of 100 shares.

No Appraisal Rights

Under the Texas Business Organizations Code, our shareholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and we will not independently provide our shareholders with such rights when the Reverse Stock Split is effected.

Certain United States Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is based on the Code, applicable Treasury regulations promulgated under the Code, judicial decisions and administrative rulings, all as of the date hereof. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and could cause the U.S. federal income tax consequences of the Reverse Stock Split to vary substantially from those described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income). Nor does it address any aspects of U.S. state or local or non-U.S. taxation. We have not and do not intend to seek any ruling from the U.S. Internal Revenue Service (the “IRS”) regarding any U.S. federal income tax consequences described herein. There can be no assurance that the IRS will not take positions inconsistent with the consequences discussed below or that any such positions would not be sustained by a court. All shareholders are urged to consult with their tax advisors with respect to the tax consequences of the Reverse Stock Split.

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This discussion applies only to shareholders that are U.S. Holders (as defined below) and does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders that may be subject to special tax rules, including (i) shareholders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) traders in securities that elect to use a mark-to-market method of accounting; (vii) shareholders whose functional currency is not the U.S. dollar; (viii) persons holding our common stock as a position in a hedging transaction, straddle, conversion transaction or other risk reduction transaction; (ix) persons who acquired shares of our common stock in connection with employment or other performance of services; (x) U.S. expatriates; (xi) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes); and (xii) S corporations. This discussion assumes that the pre-Reverse Stock Split shares of common stock were, and the post-Reverse Stock Split shares of common stock will be, held as a “capital asset,” as defined in Section 1221 of the Code. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

As used herein, the term “U.S. Holder” is a beneficial owner of common stock that is, for U.S. federal income tax purposes:

o	an individual citizen or resident of the United States,

o

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

o	an estate whose income is subject to U.S. federal income tax regardless of its source, or

o

a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

ALL SHAREHOLDERS ARE URGED TO CONSULT WITH THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

The Reverse Stock Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes within the meaning of Section 368(a)(1)(E) of the Code that is not part of a plan to periodically increase any shareholder’s proportionate interest in the assets or earnings and profits of the Company. The remainder of this discussion assumes the Reverse Stock Split is so treated.

A U.S. Holder should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of common stock, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocable to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered therefor. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. Holders that acquired shares of our common stock on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

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A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should be treated as having received the fractional share pursuant to the Reverse Stock Split and then as having transferred to the Company that fractional share in exchange for cash. As a result, a U.S. Holder should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the portion of the U.S. Holder’s tax basis in our common stock allocable to such fractional share, unless the receipt of cash is treated as having the effect of a distribution of a dividend, in which case the cash received will be treated as dividend income to the extent of the Company’s current accumulated earnings and profits as calculated for U.S. federal income tax purposes. Shareholders are urged to consult their tax advisors to determine whether receipt of cash has the effect of a distribution of a dividend. Any capital gain or loss should be long term capital gain or loss if the U.S. Holder’s holding period for our common stock surrendered exceeded one year as of the Reverse Stock Split Effective Date. The deductibility of capital losses is subject to limitations.

Board Discretion to Select Stock Split Ratio

The Board will consider certain factors in selecting the specific stock split ratio, including prevailing market conditions, the trading price of the common stock on the days leading up to the filing of the Reverse Stock Split Amendment, and the steps that we will need to take in order to achieve compliance with the listing requirements of The NASDAQ Capital Market. The Board will publicly announce the ratio selected for the Reverse Stock Split prior to the effectiveness of the Reverse Stock Split, on a date determined by the Board.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the Commission. We are subject to the informational requirements of the Exchange Act and, in accordance therewith, we file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Commission. Reports and other information that we file can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system. Copies of such filings may also be obtained by writing to Ainos, Inc., 8880 Rio San Diego Drive, Suite 800, San Diego, California 92108.

DELIVERY OF DOCUMENTS AND HOUSEHOLDING

The Commission has adopted rules that permit companies and intermediaries such as brokers, to satisfy the delivery requirements for Information Statements with respect to two or more shareholders sharing the same address by delivering a single Information Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders, is environmentally friendly, and represents cost savings for companies.

For this Information Statement, the Company’s transfer agent or brokers may be householding this Information Statement and the documents incorporated by reference that we are enclosing with the Information Statement. A single Information Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the effected shareholders. Once you have received notice from your broker or the Company that either of them will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If at any time, you no longer wish to participate in householding and would prefer to receive separate periodic reports, or if you currently receive multiple copies of the Information Statement or other periodic reports at your address and would like to request householding by the Company, please notify your broker if your shares are not held directly in your name. If you own your shares directly rather than through a brokerage account, you should direct your written request directly to:

AINOS, INC.,

Attn: Chief Executive Officer

8880 Rio San Diego Drive, Suite 800

San Diego California 92108

(858) 869-2986 Telephone

Or by electronic mail:

Lawrence Lin, Executive Vice President of Operations: Lawrence@Ainos.com

And

Chrystal Shelton, Administrator: Chrystal@Ainos.com

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OTHER MATTERS

Only one Information Statement is being delivered to multiple shareholders sharing an address. If you are a shareholder at a shared address to which a single copy of this Information Statement was delivered and you desire to obtain a separate copy of the documents delivered, please contact the person at the address or telephone number described below.

We hereby undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the documents was delivered.

As a matter of regulatory compliance, the Company is sending you this Information Statement that describes the purpose and effect of the Action Items. Your consent to the approval of the Action Items is not required and is not being solicited in connection herewith. This Information Statement is intended to provide the Company’s shareholders information required by the rules and regulations of the Exchange Act and the Texas Code.

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT,

PLEASE CONTACT:

AINOS, INC.,

Attn: Corporate Secretary,

8880 Rio San Diego Drive, Suite 800

San Diego California 92108

(858) 869-2986 Telephone

By Order of the Board of Directors,

/s/ Chun-Hsien Tsai

Chun-Hsien Tsai Chief Executive Officer

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Appendix A

Ainos, Inc. 2021 Employee Stock Purchase Plan

Ainos, INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

(As Adopted by the Board of Directors of the Company on October 6, 2021,

and approved by the stockholders of the Company on [•], 2021)

1. Definitions.

(a) “Administrator” means the Committee or, subject to Applicable Law, a subcommittee of the Committee or one or more of the Company’s officers or management team appointed by the Board or Committee to administer the day-to-day operations of the Plan.

(b) “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act. The Board shall have the authority to determine the time or times at which “Affiliate” status is determined within the foregoing definition.

(c) “Applicable Law” means the requirements relating to the administration of equity-based awards under state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. jurisdiction where rights are, or will be, granted under the Plan.

(d) “Board” means the board of directors of the Company.

(e) “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or U.S. Treasury Regulation thereunder shall include such section or regulation, any regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(f) “Committee” means the Compensation Committee of the Board or any properly delegated subcommittee thereof. If no Compensation Committee or subcommittee thereof exists, the term “Committee” shall be deemed to refer to the Board for all purposes under the Plan.

(g) “Common Stock” means the common stock, $0.01 par value, of the Company, as the same may be converted, changed, reclassified or exchanged.

(h) “Company” means Ainos, Inc., a Texas corporation, or any successor to all or substantially all of the Company’s business that adopts the Plan.

(i) “Contributions” means the amount of Eligible Pay contributed by a Participant through payroll deductions or other payments that the Administrator may permit a Participant to make to fund the exercise of rights to purchase Shares granted pursuant to the Plan.

(j) “Change in Control” means:

(i) the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding Shares, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock; or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate of the Company; and (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate of the Company;;

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(ii) during any period of twelve (12) months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date the Plan becomes effective, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or

(iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company and its Affiliates (taken as a whole) to any Person that is not an Affiliate of the Company.

Notwithstanding anything to the contrary in the foregoing, a transaction shall not constitute a Change in Control if it is effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity (including where the Company is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Company remains in existence following such transaction) where all or substantially all of the persons or group that beneficially own all or substantially all of the combined voting power of the Company’s voting securities immediately prior to the transaction beneficially own all or substantially all of the combined voting power of the Company in substantially the same proportions of their ownership after the transaction.

(k) “Designated Company” means any Parent, Subsidiary or Affiliate, whether now existing or existing in the future, that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. The Administrator may designate any Parent, Subsidiary or Affiliate as a Designated Company in a Non-423 Offering. For purposes of a Section 423 Offering, only the Company and any Parent or Subsidiary may be Designated Companies; provided, however, that at any given time, a Parent or Subsidiary that is a Designated Company under a Section 423 Offering shall not be a Designated Company under a Non-423 Offering.

(l) “Eligible Employee” means any person providing services to the Company or a Designated Company in an employee-employer relationship who meets such other initial service requirement specified by the Administrator pursuant to Section 5(c)(A). For purposes of clarity, the term “Eligible Employee” shall not include the following, regardless of any subsequent reclassification as an employee by the Company or a Designated Company, any governmental agency, or any court: (i) any independent contractor; (ii) any consultant; (iii) any individual performing services for the Company or a Designated Company who has entered into an independent contractor or consultant agreement with the Company or a Designated Company; (iv) any individual performing services for the Company or a Designated Company under a purchase order, a supplier agreement or any other agreement that the Company or a Designated Company enters into for services; (v) any individual classified by the Company or a Designated Company as contract labor (such as contractors, contract employees, job shoppers), regardless of length of service; (vi) any individual whose base wage or salary is not processed for payment by the payroll department(s) or payroll provider(s) of the Company or a Designated Company; and (vii) any leased employee within the meaning of Code Section 414(n), including such persons leased from a professional employer organization. The Administrator shall have exclusive discretion to determine whether an individual is an Eligible Employee for purposes of the Plan.

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(m) “Eligible Pay” means, unless otherwise provided by the Committee, the following amounts paid by the Company or any Parent, Subsidiary or Affiliate to the Eligible Employee (other than amounts paid after termination of employment date, even if such amounts are paid for pre-termination date services), including (i) base salary or wages (including 13th/14th month payments or similar concepts under local law, whether such payments are characterized as base salary, bonus or otherwise under local law), cash bonuses, and (ii) any portion of such amounts voluntarily deferred or reduced by the Eligible Employee (A) under any employee benefit plan of the Company or a Parent, Subsidiary or Affiliate available to all levels of employees on a non-discriminatory basis upon satisfaction of eligibility requirements, and (B) under any deferral plan of the Company (provided such amounts would not otherwise have been excluded had they not been deferred); but excluding (iii) relocation pay, severance payments, cash allowances for a stated purpose (such as a medical or car allowance), income derived from stock options, stock appreciation rights, restricted stock units or other equity-based awards, the cost of employee benefits paid for by the Company, imputed income arising under any Company group insurance or benefit program, contributions made by the Company under any employee benefit plan, and similar items of compensation. For Eligible Employees in the U.S., Eligible Pay shall include elective amounts that are not includible in gross income of the Eligible Employee by reason of Sections 125, 132(f)(4), 402(e)(3), 402(h) or 403(b) of the Code. The Administrator shall have discretion to determine the application of this definition to Eligible Employees outside the U.S.

(n) “Enrollment Period” means the period during which an Eligible Employee may elect to participate in the Plan, with such period occurring before the first day of each Offering Period, as prescribed by the Administrator.

(o) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, or any successor law thereto, and the regulations promulgated thereunder.

(p) “Fair Market Value” means, as of any given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee acting in good faith.

(q) “Non-423 Offering” has the meaning ascribed to it in Section 2.

(r) “Offering” means a Section 423 Offering or a Non-423 Offering of a right to purchase Shares under the Plan during an Offering Period as further described in Section 6. Unless otherwise determined by the Administrator, each Offering under the Plan in which Eligible Employees of one or more Designated Companies may participate shall be deemed a separate offering for purposes of Section 423 of the Code, even if the dates of the applicable Offering Periods of each such Offering are identical, and the provisions of the Plan shall separately apply to each Offering. With respect to Section 423 Offerings, the terms of separate Offerings need not be identical provided that all Eligible Employees granted purchase rights in a particular Offering shall have the same rights and privileges, except as otherwise may be permitted by Code Section 423; a Non-423 Offering need not satisfy such requirements.

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(s) “Offering Period” means the periods established in accordance with Section 6 during which rights to purchase Shares may be granted pursuant to the Plan and Shares may be purchased on one or more Purchase Dates. The duration and timing of Offering Periods may be changed pursuant to Sections 6 and 17.

(t) “Parent” means a parent corporation of the Company, whether now or hereafter existing, as “parent corporation” is defined in Section 424(e) of the Code.

(u) “Participant” means an Eligible Employee who elects to participate in the Plan.

(v) “Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

(w) “Plan” means this Ainos, Inc. 2021 Employee Stock Purchase Plan, as may be amended from time to time.

(x) “Purchase Date” means the last Trading Day of each Purchase Period (or such other Trading Day as the Administrator may determine).

(y) “Purchase Period” means a period of time within an Offering Period, as may be specified by the Administrator in accordance with Section 6, generally beginning on the first Trading Day of each Offering Period and ending on a Purchase Date. An Offering Period may consist of one or more Purchase Periods.

(z) “Purchase Price” means the purchase price at which Shares may be acquired on a Purchase Date and which shall be set by the Administrator; provided, however, that the Purchase Price for a Section 423 Offering shall not be less than eighty-five percent (85%) of the lesser of (i) the Fair Market Value of the Shares on the first Trading Day of the Offering Period or (ii) the Fair Market Value of the Shares on the Purchase Date. Unless otherwise determined by the Administrator prior to the commencement of an Offering Period, the Purchase Price shall be eighty-five percent (85%) of the lesser of (A) the Fair Market Value of the Shares on the first Trading Day of the Offering Period or (B) the Fair Market Value of the Shares on the Purchase Date.

(aa) “Section 423 Offering” has the meaning ascribed to it in Section 2.

(bb) “Shares” means the shares of Common Stock.

(cc) “Subsidiary” means a subsidiary corporation of the Company, whether now or hereafter existing, as “subsidiary corporation” is defined in Section 424(f) of the Code.

(dd) “Tax-Related Items” means any U.S. federal, state, and/or local taxes and/or any non-U.S. taxes (including, without limitation, income tax, social insurance contributions (or similar contributions), payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax and any other tax or tax-related item arising in relation to the Participant’s participation in the Plan and legally applicable to a Participant, including any employer liability for which the Participant is liable pursuant to Applicable Laws or an agreement entered into under the Plan.

(ee) “Trading Day” means a day on which the principal exchange that Shares are listed on is open for trading.

(ff) “U.S.” means the United States of America.

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2. Purpose of the Plan. The purpose of the Plan is to provide an opportunity for Eligible Employees of the Company and its Designated Companies to purchase Common Stock at a discount through voluntary Contributions, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such persons and the Company’s stockholders. The Company intends for offerings under the Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (each, a “Section 423 Offering”); provided, however, that the Administrator may also authorize the grant of rights under offerings of the Plan that are not intended to comply with the requirements of Section 423 of the Code, pursuant to any rules, procedures, agreements, appendices, or sub-plans adopted by the Administrator for such purpose (each, a “Non-423 Offering”).

3. Number of Reserved Shares. Subject to adjustment pursuant to Section 16 hereof, the maximum number of shares of Common Stock that may be issued under the Plan shall not exceed 750,000 shares of Common Stock Such Shares may be authorized but unissued Shares, treasury Shares or Shares purchased in the open market. For avoidance of doubt, up to the maximum number of Shares reserved under this Section 3 may be used to satisfy purchases of Shares under Section 423 Offerings and any remaining portion of such maximum number of Shares may be used to satisfy purchases of Shares under Non-423 Offerings. For the avoidance of doubt, Shares withheld to satisfy Tax-Related Items shall not reduce the number of Shares available for sale pursuant to the Plan and shall again be made available for sale pursuant to the Plan.

4. Administration of the Plan.

(a) Committee as Administrator. The Plan shall be administered by the Committee. Notwithstanding anything in the Plan to the contrary, subject to Applicable Law, any authority or responsibility that, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board. Subject to Applicable Law, no member of the Board or Committee (or its delegates) shall be liable for any good faith action or determination made in connection with the operation, administration or interpretation of the Plan. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon, and no member of the Committee shall be liable for any action taken or not taken in reliance upon, information and/or advice furnished by the Company’s officers or employees, the Company’s accountants, the Company’s counsel and any other party that the Committee deems necessary.

(b) Powers of the Administrator. The Administrator shall have full power and authority to administer the Plan, including, without limitation, the authority to (i) construe, interpret, reconcile any inconsistency in, correct any default in and supply any omission in, and apply the terms of the Plan and any enrollment form or other instrument or agreement relating to the Plan, (ii) determine eligibility and adjudicate all disputed claims filed under the Plan, including whether Eligible Employees will participate in a Section 423 Offering or a Non-423 Offering and which Subsidiaries and Affiliates of the Company (or Parent, if applicable) will be Designated Companies participating in either a Section 423 Offering or a Non-423 Offering (within the limits of the Plan), (iii) determine the terms and conditions of any right to purchase Shares under the Plan, (iv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the Plan, (v) amend an outstanding right to purchase Shares, including any amendments to a right that may be necessary for purposes of effecting a transaction contemplated under Section 16 hereof (including, but not limited to, an amendment to the class or type of stock that may be issued pursuant to the exercise of a right or the Purchase Price applicable to a right), provided that the amended right otherwise conforms to the terms of the Plan, and (vi) make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan, including, without limitation, the adoption of any such rules, procedures, agreements, appendices, or sub-plans (collectively, “Sub-Plans”) as are necessary or appropriate to permit the participation in the Plan by employees who are citizens or residents in jurisdictions other than the U.S. or employed outside the U.S., as further set forth in Section 4(c) below.

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(c) Non-U.S. Sub-Plans. Notwithstanding any provision to the contrary in this Plan, the Administrator may adopt such Sub-Plans relating to the operation and administration of the Plan to accommodate local laws, customs and procedures for jurisdictions outside of the U.S., the terms of which Sub-Plans may take precedence over other provisions of this Plan, with the exception of Section 3 hereof, but unless otherwise superseded by the terms of such Sub-Plan, the provisions of this Plan shall govern the operation of such Sub-Plan. To the extent inconsistent with the requirements of Section 423, any such Sub-Plan shall be considered part of a Non-423 Offering, and purchase rights granted thereunder shall not be required by the terms of the Plan to comply with Section 423 of the Code. Without limiting the generality of the foregoing, the Administrator is authorized to adopt Sub-Plans for particular non-U.S. jurisdictions that modify the terms of the Plan to meet applicable local requirements, customs or procedures regarding, without limitation, (i) eligibility to participate, (ii) the definition of Eligible Pay, (iii) the dates and duration of Offering Periods or other periods during which Participants may make Contributions towards the purchase of Shares, (iv) the method of determining the Purchase Price and the discount from Fair Market Value at which Shares may be purchased, (v) any minimum or maximum amount of Contributions a Participant may make in an Offering Period or other specified period under the applicable Sub-Plan, (vi) the treatment of purchase rights upon a Change in Control or a change in capitalization of the Company, (vii) the handling of payroll deductions and the methods for making Contributions by means other than payroll deductions, (viii) establishment of bank, building society or trust accounts to hold Contributions, (ix) payment of interest, (x) conversion of local currency, (xi) obligations to pay payroll tax, (xii) determination of beneficiary designation requirements, (xiii) withholding procedures, and (xiv) handling of Share issuances.

(d) Binding Authority. All determinations by the Administrator in carrying out and administering the Plan and in construing and interpreting the Plan and any enrollment form or other instrument or agreement relating to the Plan shall be made in the Administrator’s sole discretion and shall be final, binding and conclusive for all purposes and upon all interested persons.

(e) Delegation of Authority. To the extent not prohibited by Applicable Law, the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees of the Committee, to one or more of the other parties comprising the “Administrator” hereunder, or to other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. For purposes of the Plan, reference to the Administrator shall be deemed to include any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to this Section 4(e).

5. Eligible Employees.

(a) General. Any individual who is an Eligible Employee as of the commencement of an Offering Period shall be eligible to participate in the Plan, subject to the requirements of Section 7.

(b) Non-U.S. Employees. An Eligible Employee who works for a Designated Company and is a citizen or resident of a jurisdiction other than the U.S. (without regard to whether such individual also is a citizen or resident of the U.S. or is a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employee is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or a Section 423 Offering to violate Section 423 of the Code. In the case of a Non-423 Offering, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Administrator has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practicable for any reason.

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(c) Limitations. Notwithstanding any provisions of the Plan to the contrary, no Eligible Employee shall be granted a right to purchase Shares under a Section 423 Offering (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding rights to purchase capital stock possessing five percent (5%) or more of the combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase capital stock under all employee stock purchase plans of the Company and any Parent and Subsidiaries accrues at a rate that exceeds Twenty-Five Thousand Dollars (US$25,000) worth of such stock (determined at the fair market value of the shares of such stock at the time such right is granted) for each calendar year in which such purchase right is outstanding. The Administrator, in its discretion, from time to time may, prior to an Enrollment Period for all purchase rights to be granted in an Offering, determine (on a uniform and nondiscriminatory basis for Section 423 Offerings) that the definition of Eligible Employee will or will not include an individual if he or she: (A) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (B) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (C) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (D) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (E) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or who is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Section 423 Offering in an identical manner to all highly compensated individuals of the Designated Company whose employees are participating in that Offering.

6. Offering Periods. The Plan shall be implemented by consecutive or overlapping Offering Periods, as specified by the Administrator, with a new Offering Period commencing on the first Trading Day of the relevant Offering Period and terminating on the last Trading Day of the relevant Offering Period. The Offering Periods shall (a) consist of one or more Purchase Periods of a duration specified by the Administrator, and (b) be of a duration, and commence on the dates, specified by the Administrator prior to the scheduled beginning of the applicable Offering Period, provided that each Offering Period may not have a duration exceeding twenty-seven (27) months. For the avoidance of any doubt, the Administrator has authority to establish the terms that shall apply to the Offering Periods in accordance with the provisions contemplated in this Section 6 without stockholder approval. To the extent that the Administrator establishes Offering Periods with multiple Purchase Periods or overlapping Offering Periods, in each case, with a Purchase Price based (in part) on the Fair Market Value of a Share on the first Trading Day of an Offering Period, the Administrator shall have discretion to structure an Offering Period so that if the Fair Market Value of a Share on the first Trading Day of the Offering Period in which a Participant is currently enrolled is higher than the Fair Market Value of a Share on the first Trading Day of any subsequent Offering Period, the Company shall automatically enroll such Participant in the subsequent Offering Period and shall terminate his or her participation in such original Offering Period.

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7. Election to Participate and Payroll Deductions. An Eligible Employee may elect to participate in an Offering under the Plan during any Enrollment Period. Any such election shall be made by completing the online enrollment process through the Company’s designated Plan broker or, to the extent specified by the Administrator, by completing and submitting an enrollment form to the Administrator during such Enrollment Period, authorizing Contributions in whole percentages from one percent (1%) to fifteen percent (15%) of the Eligible Employee’s Eligible Pay for the Purchase Period within the Offering Period to which the deduction applies. A Participant may elect to increase or decrease the rate of such Contributions during any subsequent Enrollment Period by submitting the appropriate form online through the Company’s designated Plan broker or, to the extent specified by the Administrator, to the Administrator, provided that no change in Contributions shall be permitted to the extent that such change would result in total Contributions exceeding fifteen percent (15%) of the Eligible Employee’s Eligible Pay, or such other maximum amount as may be determined by the Administrator with respect to a subsequent Offering Period. During a Purchase Period, a Participant may not increase his or her rate of Contributions and may decrease the rate of Contributions only one (1) time. Notwithstanding the foregoing, a Participant may reduce the rate of his or her Contributions to zero percent (0%) at any time during a Purchase Period. Any change to a Participant’s rate of Contributions during a Purchase Period will become effective as soon as possible after the Participant’s submission of an amended enrollment form (either through the Company’s online Plan enrollment process or by submitting the appropriate form to the Administrator). If a Participant reduces his or her rate of Contributions to zero percent (0%) during an Offering Period, the Contributions made by the Participant prior to such reduction will be applied to the purchase of Shares on the next Purchase Date, but if the Participant does not increase such rate of Contributions above zero percent (0%) prior to the commencement of the next subsequent Offering Period under the Plan, such action will be treated as the Participant’s withdrawal from the Plan in accordance with Section 14 hereof. Once an Eligible Employee elects to participate in an Offering Period, then such Participant shall automatically participate in the Offering Period commencing immediately following the last day of such prior Offering Period at the same rate of Contributions as was in effect in the prior Offering Period unless the Participant elects to increase or decrease the rate of Contributions or withdraws or is deemed to withdraw from this Plan as described above in this Section 7. A Participant who is automatically enrolled in a subsequent Offering Period pursuant to this Section 7 is not required to file any additional documentation in order to continue participation in the Plan; provided, however, that participation in the subsequent Offering Period shall be governed by the terms and conditions of the Plan in effect at the beginning of such Offering Period, subject to the Participant’s right to withdraw from the Plan in accordance with Section 14 below. The Administrator has the authority to change the rules set forth in this Section 7 regarding participation in the Plan.

8. Contributions. The Company shall establish an account in the form of a bookkeeping entry for each Participant for the purpose of tracking Contributions made by each Participant during the Offering Period, and shall credit all Contributions made by each Participant to such account. The Company shall not be obligated to segregate the Contributions from the general funds of the Company or any Designated Company nor shall any interest be paid on such Contributions, unless otherwise determined by the Administrator or required by Applicable Law. All Contributions received by the Company for Shares sold by the Company on any Purchase Date pursuant to this Plan may be used for any corporate purpose.

9. Limitation on Number of Shares That an Employee May Purchase. Subject to the limitations set forth in Section 5(c), each Participant shall have the right to purchase as many whole Shares as may be purchased with the Contributions credited to his or her account as of the last day of the Offering Period (or such other date as the Administrator may determine) at the Purchase Price applicable to such Offering Period; provided, however, that a Participant may not purchase in excess of two thousand, five hundred (2,500) Shares under the Plan per Offering Period or such other maximum number of Shares as may be established for an Offering Period by the Administrator (in each case subject to adjustment pursuant to Section 16 hereof). Any amount remaining in a Participant’s account that was not applied to the purchase of Shares on a Purchase Date because it was not sufficient to purchase a whole Share shall be carried forward for the purchase of Shares on the following Purchase Date. However, any amounts not applied to the purchase of Shares during an Offering Period for any reason other than as described in the foregoing sentence shall not be carried forward to any subsequent Offering Period and shall instead be refunded, without interest, as soon as practicable following the Purchase Date, except as otherwise determined by the Administrator or required by Applicable Law.

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10. Taxes. At the time a Participant’s purchase right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the Shares acquired under the Plan, or at the time of any other taxable event, the Participant shall make adequate provision for any Tax-Related Items. In their sole discretion, the Company or the Designated Company that employs the Participant may satisfy any obligation to withhold Tax-Related Items by (a) withholding from the Participant’s wages or other compensation, (b) withholding a number of Shares otherwise issuable in connection with the purchase of Shares under the Plan, (c) withholding from proceeds from the sale of Shares issued upon purchase, either through a voluntary sale or a mandatory sale arranged by the Company, (d) requiring the Participant to make a cash payment (by check or wire transfer) to the Company or another Designated Company equal to the amount of the Tax-Related Items, or (e) any other method determined by the Company that is permissible under Applicable Law.

11. Brokerage Accounts or Plan Share Accounts. By enrolling in the Plan, each Participant shall be deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Administrator. Alternatively, the Administrator may provide for Plan share accounts for each Participant to be established by the Company or by an outside entity selected by the Administrator which is not a brokerage firm. Shares purchased by a Participant pursuant to the Plan shall be held in the Participant’s brokerage or Plan share account. The Company may require that Shares be retained in such brokerage or Plan share account for a designated period of time, and/or may establish procedures to permit tracking of dispositions of Shares.

12. Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to Shares subject to any rights granted under this Plan or any Shares deliverable under this Plan unless and until recorded in the books of the brokerage firm selected by the Administrator or, as applicable, the Company, its transfer agent, stock plan administrator or such other outside entity which is not a brokerage firm.

13. Rights Not Transferable. Rights granted under this Plan are not transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during a Participant’s lifetime only by the Participant.

14. Withdrawals. A Participant may withdraw from an Offering by submitting the appropriate form online through the Company’s designated Plan broker or, to the extent determined by the Administrator, to the Administrator. A notice of withdrawal must be received no later than the last day of the month immediately preceding the month of the Purchase Date or by such other deadline as may be prescribed by the Administrator. Upon receipt of such notice, automatic deductions of Contributions on behalf of the Participant shall be discontinued commencing with the payroll period immediately following the effective date of the notice of withdrawal, and such Participant shall not be eligible to participate in the Plan until the next Enrollment Period. Any Contributions credited to the account of any Participant who withdraws from an Offering according to the procedures and timing set forth in this Section 14 shall be refunded as soon as practicable without interest, except as otherwise determined by the Administrator or required by Applicable Law.

15. Termination of Employment; Leave of Absence.

(a) General. Upon a Participant ceasing to be an Eligible Employee for any reason prior to a Purchase Date, Contributions for such Participant shall be discontinued and any Contributions then credited to the Participant’s account shall be refunded as soon as practicable, without interest, except as otherwise determined by the Administrator or required by Applicable Law.

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(b) Leave of Absence. Subject to the discretion of the Administrator, if a Participant is granted a paid leave of absence, payroll deductions on behalf of the Participant shall continue and any Contributions credited to the Participant’s account may be used to purchase Shares as provided under the Plan. If a Participant is granted an unpaid leave of absence, payroll deductions on behalf of the Participant shall be discontinued and no other Contributions shall be permitted (unless otherwise determined by the Administrator (on a uniform and nondiscriminatory basis for Section 423 Offerings) or required by Applicable Law), but any Contributions then credited to the Participant’s account may be used to purchase Shares on the next applicable Purchase Date. Where the period of leave exceeds three (3) months and the Participant’s right to reemployment is not guaranteed by statute or by contract, for purposes of Section 423 Offerings, the employment relationship shall be deemed to have terminated three (3) months and one (1) day following the commencement of such leave.

(c) Transfer of Employment. Unless otherwise determined by the Administrator or required by Applicable Law, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company or a Designated Company shall not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if a Participant transfers from a Section 423 Offering to a Non-423 Offering, the exercise of the Participant’s purchase right will be qualified under the Section 423 Offering only to the extent that such exercise complies with Code Section 423. If a Participant transfers from a Non-423 Offering to a Section 423 Offering, the exercise of the Participant’s purchase right will remain non-qualified under the Non-423 Offering. The Administrator may establish additional or different rules to govern transfers of employment for purposes of participation in the Plan or an Offering, consistent with the applicable requirements of Section 423 of the Code.

16. Adjustment Provisions.

(a) Changes in Capitalization. In the event of any change affecting the number, class, value, or terms of the shares of Common Stock resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of Shares, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution (but excluding any regular cash dividend), then the Committee, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan (including the numerical limits of Sections 3 and 9), the Purchase Price per Share and the number of shares of Common Stock covered by each right under the Plan that has not yet been exercised. For the avoidance of doubt, the Committee may not delegate its authority to make adjustments pursuant to this Section 16(a). Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to a purchase right.

(b) Change in Control. In the event of a Change in Control, each outstanding right to purchase Shares shall be equitably adjusted and assumed or an equivalent right to purchase Shares substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation in a Change in Control refuses to assume or substitute for the purchase right or the successor corporation is not a publicly traded corporation, the Offering Period then in progress shall be shortened by setting a New Purchase Date and shall end on the New Purchase Date. The “New Purchase Date” shall be a Trading Day determined by the Administrator, in its discretion, which occurs before the date of the consummation of the Company’s proposed Change in Control. The Administrator shall notify each Participant in writing, at least ten (10) Trading Days prior to the New Purchase Date (or such other date as may be specified by the Administrator), that the Purchase Date for the Participant’s purchase right has been changed to the New Purchase Date and that Shares shall be purchased automatically for the Participant on the New Purchase Date, unless the Participant has withdrawn from the Offering prior to such date, as provided in Section 14 hereof.

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17. Amendments and Termination of the Plan. The Board or the Committee may amend the Plan at any time, provided that if stockholder approval is required pursuant to Applicable Law, then no such amendment shall be effective unless approved by the Company’s stockholders within such time period as may be required. The Board may suspend the Plan or discontinue the Plan at any time, including shortening an Offering Period in connection with a spin-off or other similar corporate event. Upon termination of the Plan, all Contributions shall cease and all Contributions then credited to a Participant’s account shall be equitably applied to the purchase of whole Shares then available for sale, and any remaining amounts shall be promptly refunded, without interest (unless required by Applicable Law), to Participants. For the avoidance of doubt, the Board or Committee, as applicable herein, may not delegate its authority to make amendments to or suspend the operation of the Plan pursuant to this Section 17.

18. Stockholder Approval; Effective Date; Plan Term. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Law. The Plan shall become effective on the date that stockholder approval of the Plan, as contemplated in this Section 18, is obtained, and shall continue in effect until it expires on the tenth (10th) anniversary of the effective date of the Plan, unless terminated earlier in accordance with Section 17 hereof. Any Offering Periods that are outstanding upon the expiration of the Plan shall continue in effect in accordance with their terms through the final Purchase Period in the outstanding Offering Period.

19. Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan, unless there is an available exemption from any registration, qualification or other legal or regulatory requirement applicable to the Shares, the Company shall not be required to deliver any Shares issuable upon exercise of a right under the Plan prior to (i) the completion of any registration or qualification of the Shares under any local, state, federal or non-U.S. securities or exchange control law or under rulings or regulations of any governmental regulatory body, or (ii) obtaining any approval or other clearance from any local, state, federal or non-U.S. governmental agency, which registration, qualification or approval the Administrator, in its absolute discretion, deems necessary or advisable. The Company is under no obligation to register or qualify the Shares with any state or non-U.S. securities commission or other governmental body, or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. If, pursuant to this Section 19, the Administrator determines that the Shares will not be issued to any Participant, any Contributions credited to such Participant’s account shall be promptly refunded, without interest (unless required by Applicable Law), to the Participant, without any liability to the Company or any of its Subsidiaries or Affiliates (or any Parent, if applicable).

20. Code Section 409A; Tax Qualification.

(a) Code Section 409A. Rights to purchase Shares granted under a Section 423 Offering are exempt from the application of Section 409A of the Code and rights to purchase Shares granted under a Non-423 Offering are intended to be exempt from Section 409A of the Code pursuant to the “short-term deferral” exemption contained therein. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that a right granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause a right under the Plan to be subject to Section 409A of the Code, the Administrator may amend the terms of the Plan and/or of an outstanding right granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding right or future right that may be granted under the Plan from or to allow any such rights to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Administrator would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the right to purchase Shares under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that the right to purchase Shares under the Plan is compliant with Section 409A of the Code.

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(b) Tax Qualification. Although the Company may endeavor to (i) qualify a right to purchase Shares for favorable tax treatment under the laws of the U.S. or jurisdictions outside of the U.S. or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 20(a) hereof. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

21. No Employment Rights. Participation in the Plan shall not be construed as giving any Participant the right to be retained as an employee of the Company, a Subsidiary, or one of its Affiliates or Parent, as applicable. Furthermore, if the Company, a Subsidiary, or an Affiliate (or Parent, if applicable) dismisses a Participant from employment, no liability or claim shall arise under the Plan.

22. Governing Law; Choice of Forum. Except to the extent that provisions of this Plan are governed by applicable provisions of the Code or any other substantive provision of U.S. federal law, this Plan shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to the conflict of laws principles thereof. The Company and each Participant, as a condition to such Participant’s participation in the Plan, hereby irrevocably submit to the exclusive jurisdiction of any state or U.S. federal court located in the state of Texas over any suit, action or proceeding arising out of or relating to or concerning the Plan. The Company and each Participant, as a condition to such Participant’s participation in the Plan, acknowledge that the forum designated by this Section 22 has a reasonable relation to the Plan and to the relationship between such Participant and the Company. Notwithstanding the foregoing, nothing in the Plan shall preclude the Company from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of this Section 22. The agreement by the Company and each Participant as to forum is independent of the law that may be applied in the action, and the Company and each Participant, as a condition to such Participant’s participation in the Plan, (i) agree to such forum even if the forum may under applicable law choose to apply non-forum law, (ii) hereby waive, to the fullest extent permitted by applicable law, any objection which the Company or such Participant now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in this Section 22, (iii) undertake not to commence any action arising out of or relating to or concerning the Plan in any forum other than the forum described in this Section 22 and (iv) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court shall be conclusive and binding upon the Company and each Participant.

23. Waiver of Jury Trial. Each Participant waives any right such Participant may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with the Plan.

24. Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan.

25. Expenses. Unless otherwise set forth in the Plan or determined by the Administrator, all expenses of administering the Plan, including expenses incurred in connection with the purchase of Shares for sale to Participants, shall be borne by the Company and its Subsidiaries or Affiliates (or any Parent, if applicable).

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Appendix B

Ainos, Inc. 2021 Stock Incentive Plan

AINOS, Inc.

2021 stock Incentive Plan

(As Adopted by the Board of Directors of the Company on October 6, 2021,

and approved by the stockholders of the Company on [•], 2021)

1. Purpose. The purpose of the Ainos, Inc. 2021 Stock Incentive Plan is to provide a means through which the Company, and the other members of the Company Group, may attract and retain key personnel, and to provide a means whereby directors, officers, employees, consultants and advisors of the Company and the other members of the Company Group can acquire and maintain an equity interest in the Company, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company Group and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout the Plan.

(a) “Adjustment Event” has the meaning given to such term in Section 11(a) of the Plan.

(b) “Affiliate” means any Person that directly or indirectly controls, is controlled by or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

(c) “Applicable Laws” means applicable laws, rules, regulations and the requirements relating to the administration of equity-based awards, and the related Shares under U.S. state corporate laws, U.S. federal and state and non-U.S. securities laws, the Code, the rules and regulations of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan or where Participants reside or provide services, as such laws, rules, regulations and requirements shall be in place from time to time..

(d) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent Rights and Other Equity-Based Award granted under the Plan.

(e) “Award Agreement” means the document or documents by which each Award is evidenced, electronically or otherwise.

(f) “Board” means the Board of Directors of the Company.

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(g) “Cause” means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) ”Cause,” as defined in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of such Termination; or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), the Participant’s (A) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties; (B) engagement in conduct in connection with the Participant’s employment or service with the Service Recipient, which results in, or could reasonably be expected to result in, material harm to the business or reputation of the Company or any other member of the Company Group; (C) conviction of, or plea of guilty or no contest to, (I) any felony; or (II) any other crime that results in, or could reasonably be expected to result in, material harm to the business or reputation of the Company or any other member of the Company Group; (D) material violation of the written policies of the Service Recipient, including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Service Recipient; (E) fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Company or any other member of the Company Group; or (F) act of personal dishonesty that involves personal profit in connection with the Participant’s employment or service to the Service Recipient.

(h) “Change in Control” means:

(i) the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding Shares, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock; or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate of the Company; (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate of the Company; and (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant);

(ii) during any period of twelve (12) months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Effective Date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or

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(iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company Group (taken as a whole) to any Person that is not an Affiliate of the Company.

Notwithstanding anything to the contrary in the foregoing, a transaction shall not constitute a Change in Control if it is effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity (including where the Company is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Company remains in existence following such transaction) where all or substantially all of the persons or group that beneficially own all or substantially all of the combined voting power of the Company’s voting securities immediately prior to the transaction beneficially own all or substantially all of the combined voting power of the Company in substantially the same proportions of their ownership after the transaction.

(i) “Change in Control Consideration” has the meaning given to such term in Section 11(b) of the Plan.

(j) “Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(k) “Committee” means the Compensation Committee of the Board or any other committee comprised of members of the Board, or any properly delegated subcommittee thereof or, if no such committee or subcommittee thereof exists, the Board.

(l) “Common Stock” means the common stock of the Company, par value USD 0.01 per share (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).

(m) “Company” means Ainos, Inc., a Texas corporation, and any successor thereto.

(n) “Company Group” means, collectively, the Company and its Subsidiaries, and any other Affiliate of the Company designated as a member of the Company Group by the Committee.

(o) “Continuing Entity” has the meaning given to such term in Section 11(b) of the Plan.

(p) “Date of Grant” means the date on which the granting of an Award is authorized, or such later date as may be specified in such authorization.

(q) “Designated Foreign Subsidiaries” means all members of the Company Group that are organized under the laws of any jurisdiction other than the United States of America that may be designated by the Board or the Committee from time to time.

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(r) “Detrimental Activity” means any of the following: (i) unauthorized disclosure of any confidential or proprietary information of any member of the Company Group; (ii) any activity that would be grounds to terminate the Participant’s employment or service with the Service Recipient for Cause; or (iii) a breach by the Participant of any noncompetition, nonsolicitation, or other agreement containing restrictive covenants with any member of the Company Group.

(s) “Disability” means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) “Disability,” as defined in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of such Termination; or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Disability” contained therein), a condition entitling the Participant to receive benefits under a long-term disability plan of the Service Recipient or other member of the Company Group in which such Participant is eligible to participate, or, in the absence of such a plan, the complete and permanent inability of the Participant by reason of illness or accident to perform the duties of the occupation at which the Participant was employed or served when such disability commenced. Any determination of whether Disability exists in the absence of a long-term disability plan shall be made by the Company (or its designee) in its sole and absolute discretion. Notwithstanding the foregoing, (a) for purposes of Incentive Stock Options granted under the Plan, “Disability” means that the Participant is disabled within the meaning of Section 22(e)(3) of the Code, and (b) with respect to an Award that is subject to Section 409A of the Code where the Award is paid or settled on a date or period that is by reference to the Participant’s Disability, no such event will constitute a Disability for purposes of the Plan or any Award Agreement unless such event also constitutes a “disability” as defined under Section 409A of the Code.

(t) “Dividend Equivalent Right” means a right to receive the equivalent value of dividends paid on the Shares with respect to Shares underlying an Award that is a full-value award prior to settlement of the Award in accordance with the provision of Section 13(c).

(u) “Effective Date” means the date that the Plan is approved by the shareholders of the Company.

(v) “Eligible Person” means any (i) individual employed by any member of the Company Group; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of any member of the Company Group; or (iii) consultant or advisor to any member of the Company Group who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act, who, in the case of each of clauses (i) through (iii) above has entered into an Award Agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan.

(w) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

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(x) “Exercise Price” has the meaning given to such term in Section 7(b) of the Plan.

(y) “Fair Market Value” means, as of any date, the fair market value of a Share, as reasonably determined by the Company, which may include, without limitation, the closing sales price on the trading day immediately prior to or on such date, or a trailing average of previous closing prices prior to such date.

(z) “GAAP” has the meaning given to such term in Section 7(d) of the Plan.

(aa) “Grant Date Fair Market Value” means, as of a Date of Grant, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee acting in good faith, under a reasonable methodology and reasonable application in compliance with Section 409A of the Code to the extent such determination is necessary for Awards under the Plan to comply with, or be exempt from, Section 409A of the Code.

(bb) “Immediate Family Members” has the meaning given to such term in Section 13(b) of the Plan.

(cc) “Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(dd) “Indemnifiable Person” has the meaning given to such term in Section 4(e) of the Plan.

(ee) “Non-Employee Director” means a member of the Board who is not an employee of any member of the Company Group.

(ff) “Nonqualified Stock Option” means an Option which is not designated by the Committee, or otherwise fails to qualify, as an Incentive Stock Option.

(gg) “Option” means an Award granted under Section 7 of the Plan.

(hh) “Option Period” has the meaning given to such term in Section 7(c) of the Plan.

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(ii) “Other Equity-Based Award” means an Award that is not an Option, Restricted Stock or Restricted Stock Unit, that is granted under Section 10 of the Plan and is (i) payable by delivery of Common Stock, and/or (ii) measured by reference to the value of Common Stock.

(jj) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and has been granted an Award pursuant to the Plan.

(kk) “Performance-Based Award” has the meaning given to such term in Section 11(b) of the Plan.

(ll) “Permitted Transferee” has the meaning given to such term in Section 13(b) of the Plan.

(mm) “Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

(nn) “Plan” means this Ainos, Inc. 2021 Stock Incentive Plan, as it may be amended and/or restated from time to time.

(oo) “Plan Share Reserve” has the meaning given to such term in Section 5(b) of the Plan.

(pp) “Qualifying Director” means a person who is with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

(qq) “Qualifying Termination” means, unless otherwise defined in the Award Agreement, a Termination (i) by the Service Recipient other than for Cause, or (ii) by reason of such Participant’s death or Disability, in each case on or within a twelve (12) months following a Change in Control, or such other period as specified by the Committee.

(rr) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions, including vesting conditions.

(ss) “Restricted Stock” means Common Stock, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 8 of the Plan.

(tt) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Shares, cash, other securities or other property, subject to certain restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 8 of the Plan.

(uu) “SAR Base Price” means, as to any Stock Appreciation Right, the price per Share designated as the base value above which appreciation in value is measured.

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(vv) “SEC” means the U.S. Securities and Exchange Commission.

(ww) “Securities Act” means the U.S. Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(xx) “Service Recipient” means, with respect to an individual holding a given Award, the member of the Company Group by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(yy) “Share” means a share of Common Stock.

(zz) “Stock Appreciation Right” or “SAR” means an Other-Equity Based Award designated in an applicable Award Agreement as a stock appreciation right, granted under Section 9 of the Plan.

(aaa) “Subsidiary” means, with respect to any specified Person:

(i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii) for purposes of granting Incentive Stock Options, any Person or other entity that qualifies as a “subsidiary corporation” under Section 424(f) of the Code.

(bbb) “Substitute Award” has the meaning given to such term in Section 5(f) of the Plan.

(ccc) “Sub-Plans” means any sub-plan to the Plan that has been adopted by the Board or the Committee for the purpose of (i) accommodating and incorporating the legal and/or regulatory requirements of a Designated Foreign Subsidiary or otherwise outside the U.S. where an Eligible Person is located in order to permit the offering of Awards to such Eligible Person, (ii) to facilitate the administration of the Plan or (iii) to obtain favorable tax treatment that may be available in a jurisdiction where an Eligible Person is located.. Each Sub-Plan shall be designed to comply with Applicable Laws applicable to offerings in the local jurisdictions. Although any Sub-Plan may be designated a separate and independent plan from the Plan in order to comply with Applicable Laws, the Plan Share Reserve and the other limits specified in Section 5 of the Plan shall apply in the aggregate to the Plan and any Sub-Plan adopted hereunder.

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(ddd) “Tax-Related Items” means any U.S. federal, state, and/or local taxes and/or any non-U.S. taxes (including, without limitation, income tax, social insurance contributions (or similar contributions), payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax and any other tax or tax-related item related to participation in the Plan and legally applicable to a Participant, including any employer liability for which the Participant is liable pursuant to Applicable Laws or the applicable Award Agreement.

(eee) “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient for any reason (including death).

(fff) “U.S.” means the United States of America.

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth (10th) anniversary of the earlier of the date the Board adopts the Plan and the date the Company’s shareholders approve the Plan; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4. Administration.

(a) General. The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act be a Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Qualifying Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b) Committee Authority. Subject to the provisions of the Plan and Applicable Laws, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether any Award subject to vesting may receive accelerated vesting treatment; (vi) determine whether, to what extent, and under what circumstances Awards may be settled in, or exercised for, cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vii) determine whether, to what extent, and under what circumstances the delivery of cash, Shares, other securities, other Awards, or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (viii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (ix) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (x) amend outstanding Awards subject to the provisions of Section 11(b) for the Plan; adopt Sub-Plans; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, including to accommodate any specific requirements of local laws, regulations, and procedures for any jurisdiction.

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(c) Delegation. Except to the extent prohibited by Applicable Laws, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of any member of the Company Group, the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law, except with respect to grants of Awards to persons (i) who are Non-Employee Directors, or (ii) who are subject to Section 16 of the Exchange Act.

(d) Finality of Decisions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award or any Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including, without limitation, any member of the Company Group, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) Indemnification. No member of the Board, the Committee or any employee or agent of any member of the Company Group (each such Person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made with respect to the Plan or any Award hereunder and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined, as provided below, that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts, omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the organizational documents of any member of the Company Group. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the organizational documents of any member of the Company Group, as a matter of law, under an individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold such Indemnifiable Persons harmless.

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(f) Board Authority. Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to Applicable Laws. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations.

(a) Grants. The Committee may, from time to time, grant Awards to one or more Eligible Persons.

(b) Share Reserve. Subject to Section 11 of the Plan, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be equal to 20,000,000 shares of Common Stock (the “Plan Share Reserve”), and from and after the Effective Date, no further grants shall be made under the Prior Plans. Further, the number of Shares underlying any award granted under any stock incentive plans adopted by the Company prior to October 6, 2021 (the “Prior Plans”) that expires, terminates or is canceled or forfeited for any reason whatsoever under the terms of the Prior Plans, shall increase the Plan Share Reserve. Each Award granted under the Plan will reduce the Plan Share Reserve by the number of Shares underlying the Award.

(c) Additional Limits. Subject to Section 11 of the Plan, no more than 10,000,000 Shares may be issued in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan. The maximum number of Shares subject to Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year, shall not exceed USD 600,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

(d) Share Counting. Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited, or terminated without issuance to the Participant of the full number of Shares to which the Award related, the unissued shares will be returned for future grant under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for issuance under the Plan.. Shares withheld in payment of the Exercise Price or Tax-Related Items with respect to Awards will be returned to the Plan Share Reserve for future grants of Awards under the Plan and shall not reduce the Plan Share Reserve. To the extent an award under the Plan is paid out in cash rather than Shares, such cash payment shall not reduce the number of Shares available for issuance under the Plan Share Reserve

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(e) Source of Shares. Shares issued by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase or a combination of the foregoing.

(f) Substitute Awards. Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Plan Share Reserve; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of Shares available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of Shares available for issuance under the Plan.

6. Eligibility. Participation in the Plan shall be limited to Eligible Persons.

7. Options.

(a) General. Each Option granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of a member of the Company Group, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

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(b) Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per Share for each Option shall not be less than 100% of the Grant Date Fair Market Value of such Share; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group that also qualifies as a “subsidiary corporation” under Section 424(f) of the Code, the Exercise Price per Share shall not be less than 110% of the Grant Date Fair Market Value per Share.

(c) Vesting and Expiration.

(i) Options shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee.

(ii) Options shall expire upon a date determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “Option Period”); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the Shares is prohibited by Applicable Laws, then the Option Period shall be automatically extended until the thirtieth (30th) day following the expiration of such prohibition. Notwithstanding the foregoing, in no event shall the Option Period exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any member of the Company Group that qualifies as a “subsidiary corporation” under Section 424(f) of the Code.

(d) Method of Exercise and Form of Payment. No Shares shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefore is received by the Company and the Participant has paid to the Company (or one or more of its Subsidiaries or Affiliates, as applicable) an amount equal to any Tax-Related Items. Options that have become exercisable may be exercised by delivery of a notice of exercise in such form and accordance with such procedures as the Committee may specify from time to time accompanied by payment of the Exercise Price. The Exercise Price shall be payable: (i) in cash, check, cash equivalent and/or Shares valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Shares in lieu of actual issuance of such shares to the Company); provided, that such Shares are not subject to any pledge or other security interest and have been held by the Participant for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles (“GAAP”)); or (ii) by such other method as the Committee may permit, in its sole discretion, including, without limitation (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the Shares otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price; or (C) a “net exercise” procedure effected by withholding the minimum number of Shares otherwise issuable in respect of an Option that are needed to pay the Exercise Price. The permissible methods of payment of the Exercise Price with respect to a particular Option grant may be specified in the applicable Award Agreement. Any fractional Shares shall be settled in cash.

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(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a disqualifying disposition of any Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Shares before the later of (i) the date that is two (2) years after the Date of Grant of the Incentive Stock Option, or (ii) the date that is one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Shares acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

8. Restricted Stock and Restricted Stock Units.

(a) General. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Each Restricted Stock and Restricted Stock Unit so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Book-Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause Share(s) to be held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable; and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. Subject to the restrictions set forth in this Section 8, Section 13(c) of the Plan and the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder as to shares of Restricted Stock, including, without limitation, the right to vote such Restricted Stock. To the extent shares of Restricted Stock are forfeited, all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company. A Participant shall have no rights or privileges as a stockholder as to Restricted Stock Units.

(c) Vesting. Restricted Stock and Restricted Stock Units shall vest, and any applicable Restricted Period shall lapse, in such manner and on such date or dates or upon such event or events as determined by the Committee.

(d) Issuance of Restricted Stock and Settlement of Restricted Stock Units.

(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall issue to the Participant, or the Participant’s beneficiary, without charge, the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share).

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(ii) Unless otherwise provided by the Committee in an Award Agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall issue to the Participant or the Participant’s beneficiary, without charge, one (1) Share (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part Shares in lieu of issuing only Shares in respect of such Restricted Stock Units; or (B) defer the issuance of Shares (or cash or part cash and part Shares, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of issuing Shares in respect of such Restricted Stock Units, the amount of such payment shall be equal to the Fair Market Value per Share as of the date upon which the Restricted Stock Units are settled. Unless the Committee provides otherwise, any fractional Shares may be settled in cash or rounded to the next whole number of Shares, in the sole discretion of the Company.

9. STOCK APPRECIATION RIGHTS

(a) General. Each SAR granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each SAR so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) SAR Base Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the SAR Base Price for each SAR shall not be less than 100% of the Grant Date Fair Market Value of such Share.

(c) Vesting and Expiration.

(i) SARs shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee.

(ii) SARs shall expire upon a date determined by the Committee, not to exceed ten (10) years from the Date of Grant.

(d) Time and Conditions of Exercise. A SAR shall entitle the Participant (or other person entitled to exercise the SAR pursuant to the Plan) to exercise all or a specified portion of the SAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the excess of the aggregate Fair Market Value of the Shares on the date the SAR is exercised over the SAR Base Price, less applicable Tax-Related Items, subject to any limitations the Committee may impose.Payment of the amounts determined under this Section 9(d) shall be in cash, in Shares (based on the Fair Market Value of the Shares as of the date the SAR is exercised) or a combination of both, as determined by the Committee in the Award Agreement. Any fractional Shares shall be settled in cash. SARs that have become exercisable may be exercised by delivery of a notice of exercise to the Company (in such form as the Committee may specify from time to time). Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no dividends or Dividend Equivalent Right shall be paid, and no right to vote or receive dividends or Dividend Equivalent Rights or any other rights as a shareholder shall exist with respect to the Shares subject to a SAR, notwithstanding the exercise of the SAR.

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(e) Tandem SARs. A SAR may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option. A SAR granted in connection with an Option will entitle the holder, upon exercise, to surrender the Option or any portion thereof to the extent unexercised, with respect to the number of Shares as to which such SAR is exercised, and to receive payment of an amount computed as described in Section 9(d). The Option shall, to the extent and when surrendered, cease to be exercisable. A SAR granted in connection with an Option hereunder will have a SAR Base Price equal to the Exercise Price of the Option, will be exercisable at such time or times, and only to the extent, that the related Option is exercisable, and will expire no later than the related Option expires. If a related Option is exercised in whole or in part, then the SAR related to the Shares purchased terminates as of the date of such exercise.

10. Other Equity-Based Awards. The Committee may grant Other Equity-Based Awards under the Plan, denominated in Shares or based upon the value or otherwise related to the Shares, to Eligible Persons, alone or in tandem with other Awards, in such amounts and, dependent on such other conditions as the Committee shall from time to time in its sole discretion determine. Each Other Equity-Based Award granted under the Plan shall be evidenced by an Award Agreement and shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

11. Changes in Capital Structure and Similar Events. Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply to all Awards granted hereunder:

(a) General. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, or other similar corporate transaction or event that affects the Shares (including a Change in Control); or (ii) unusual or nonrecurring events affecting the Company, including changes in Applicable Laws, that the Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants (any event in (i) or (ii), an “Adjustment Event”), the Committee shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of (A) the Plan Share Reserve, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder; (B) the number of Shares or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan or any Sub-Plan; and (C) the terms of any outstanding Award, including, without limitation, (I) the number of Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (II) the Exercise Price or SAR Base Price with respect to any Option or SAR, as applicable or any amount payable as a condition of issuance of Shares (in the case of any other Award); or (III) any applicable performance measures; provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.

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(b) Change in Control. In the event of a Change in Control, without limiting the foregoing and unless otherwise provided in an Award Agreement or determined by the Committee, in its sole discretion, the following provisions shall apply.

(i) Outstanding Awards with Time-Based Vesting. All outstanding Awards subject to vesting based on the Participant’s continued service over a period of time (“Time-Based Awards”) shall be assumed by the surviving or acquiring entity, or its Affiliates (the “Continuing Entity”), or substituted for new cash or equity-based awards of such Continuing Entity, as provided in the merger or acquisition agreement, or if no such assumption or substitution is provided for, all outstanding Time-Based Awards shall become fully vested and, to the extent applicable, exercisable and all forfeiture restrictions on such Awards shall lapse. To the extent that any Time-Based Awards are to be assumed or substituted, the Committee may provide that the vesting of any unvested portion of any one or more of such Awards will automatically accelerate upon a Participant’s Qualifying Termination.

(ii) Outstanding Awards with Performance-Based Vesting. All outstanding unvested Awards subject to vesting based on the achievement of performance criteria (“Performance-Based Awards”) shall vest in accordance with the provisions set forth in the Award Agreement..

(iii) Cancellation of Awards. In connection with a Change in Control, the Committee may, in its sole discretion, but shall not be obligated to, provide for cancellation of all or any portion of any one or more outstanding Awards and payment to the holders of such Awards, with respect to the portion of such Awards that are vested as of such cancellation (including, without limitation, any Awards that would vest in accordance with the terms of such Award or in accordance with this Section 11(b)(i) or (ii) hereof, as applicable), the value of the vested portion of such Awards, if any, as determined by the Committee (which value, if applicable, may be based upon the per-share consideration received or to be received by the holders of the Shares upon the occurrence of the Change in Control (the “Change in Control Consideration”), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Change in Control Consideration over the per-share Exercise Price or SAR Base Price, as applicable, of such Option or SAR, multiplied by the number of Shares underlying the vested portion of each such Option or SAR. Payments to holders with respect to the vested portion of such cancelled Awards pursuant to this Section 11(b)(iii) shall be made in cash or, in the sole discretion of the Committee, in such other form of consideration necessary for such holders to receive the property, cash, securities, and/or other consideration (or any combination thereof) as such holders would have been entitled to receive upon the occurrence of the Change in Control as if such holders had been, immediately prior to such Change in Control, the holder of the number of Shares covered by the vested portion of such cancelled Awards (less any applicable Exercise Price or SAR Base Price). The unvested portion of any outstanding Award, and the vested portion of any Option or SAR having an Exercise or Strike Price equal to, or in excess of, the Change in Control Consideration, may be canceled and terminated without any payment or consideration therefor.

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For purposes of Section 11(b)(i) above, the assumption or substitution of an Award may include conversion of the Shares underlying such Award into shares of the Continuing Entity, or, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, into cash, property or other securities having an equivalent value as the Award, which conversion shall not affect any continued vesting requirements of the Award (other than as provided in Clause (i) above upon a Participant’s Qualifying Termination). For the avoidance of doubt, any such substitution of an Award shall not provide for the acceleration of any vesting requirements of the Award (other than as provided in Clause (i) above upon a Participant’s Qualifying Termination) and no Awards shall vest solely as a result of such assumption or substitution.

(c) Other Requirements. Prior to any payment or adjustment contemplated under this Section 11, the Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards; (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code; and (iii) deliver customary transfer documentation as reasonably determined by the Committee.

(d) Fractional Shares. Any adjustment provided under this Section 11 may provide for the elimination of any fractional share that might otherwise become subject to an Award.

(e) Binding Effect. Any adjustment, substitution, determination of value or other action taken by the Committee under this Section 11 shall be conclusive and binding for all purposes.

12. Amendments and Termination.

(a) Amendment and Termination of the Plan. The Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance or termination shall be made without stockholder approval if such approval is necessary to comply with Applicable Laws; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary, except that no such consent shall be required to the extent that the Committee determines, in its sole discretion, that any such action is necessary or desirable to facilitate compliance with Applicable Laws. Notwithstanding the foregoing, no amendment shall be made to Section 12(c) of the Plan without stockholder approval.

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(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of the Plan and any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Participant’s Termination); provided, that, other than pursuant to Section 11, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, except that no such consent shall be required to the extent that the Committee determines, in its sole discretion, that any such action is necessary or desirable to facilitate compliance with Applicable Laws.

(c) No Repricing. Notwithstanding anything in the Plan to the contrary, without stockholder approval, except as otherwise permitted under Section 11 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the SAR Base Price of any SAR; (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or SAR Base Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value (if any) of the cancelled Option or SAR; and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

13. General.

(a) Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant to whom such Award was granted and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, Disability or Termination of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award Agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award Agreement to be signed by the Participant or a duly authorized representative of the Company.

(b) Nontransferability.

(i) Each Award shall be exercisable only by such Participant to whom such Award was granted during the Participant’s lifetime, or, if permissible under Applicable Laws, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant (unless such transfer is specifically required pursuant to a domestic relations order or by Applicable Laws) other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against any member of the Company Group; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

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(ii) Notwithstanding the foregoing and subject to Applicable Laws, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant residing in the U.S., without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the SEC (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan. For the avoidance of doubt, Awards granted to Participants residing outside the U.S. are not transferable to Permitted Transferees.

(iii) The terms of any Award transferred in accordance with clause (ii) above shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) neither the Committee nor the Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of a Participant’s Termination under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(c) Dividends and Dividend Equivalent Rights.

(i) The Committee may, in its sole discretion, grant Dividend Equivalent Rights, payable in cash, Shares, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional Shares.

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(ii) Any dividend or Dividend Equivalent Right otherwise payable in respect of any Share of Restricted Stock or Restricted Stock Unit (or other full-value Award) that remains subject to vesting conditions at the time of payment of such dividend shall not be paid to the Participant to the extent the underlying Award does not vest.

(d) Tax Withholding. The Company and its Subsidiaries and Affiliates shall be entitled to withhold, or require a Participant to remit to the Company or one or more of its Subsidiaries or Affiliates, as applicable, the amount of any Tax-Related Items attributable to any Awards. The Company may defer making payment or delivery of Shares under an Award if any such Tax-Related Items may be pending unless and until indemnified to its satisfaction, and the Company shall have no liability to any Participant for exercising the foregoing right. The Committee may, in its sole discretion and subject to such rules as it may adopt, permit or require a Participant to pay all or a portion of the Tax-Related Items arising in connection with an Award by, without limitation: (i) having the Participant pay an amount in cash (by check or wire transfer), (ii) having the Company withhold Shares otherwise issuable pursuant to the Award that have an aggregate Fair Market Value approximately equal to the amount to be withheld, (iii) the delivery of Shares (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for at least six (6) months (or such other period as established from time to time by the Committee to avoid adverse accounting treatment under applicable accounting standards) having an aggregate Fair Market Value approximately equal to the amount to be withheld, (iii) selling Shares issued pursuant to such Award and having the Company withhold from the proceeds of the sale of such Shares, (v) having the Company or a Subsidiary or Affiliate, as applicable, withhold from any cash compensation payable to the Participant, (vi) requiring the Participant to repay the Company or Subsidiary or Affiliate, as applicable, in cash or in Shares, for Tax-Related Items paid on the Participant’s behalf, or (vii) any other method of withholding determined by the Committee that is permissible under Applicable Laws.

(e) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of any member of the Company Group, or other Person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Service Recipient or any other member of the Company Group, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Service Recipient or any other member of the Company Group may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Service Recipient and/or any member of the Company Group and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

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(f) International Participants. With respect to Participants who reside or work outside of the U.S., the Committee may, in its sole discretion, amend the terms of the Plan and create or amend Sub-Plans or amend outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law, to obtain more favorable tax or other treatment for a Participant or any member of the Company Group, or to facilitate administration of the Plan.

(g) Termination. Except as otherwise provided in an Award Agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with one member of the

Company Group to employment or service with another member of the Company Group (or vice-versa) shall be considered a Termination; and (ii) if a Participant undergoes a Termination of employment, but such Participant continues to provide services to the Company Group in a non-employee capacity, such change in status shall not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be a member of the Company Group (by reason of sale, divestiture, spin-off or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a member of the Company Group immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.

(h) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no Person shall be entitled to the privileges of ownership in respect of Shares which are subject to Awards hereunder until such shares have been issued or delivered to such Person.

(i) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in Shares or other consideration shall be subject to all Applicable Laws and to such approvals by governmental or regulatory agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Shares pursuant to an Award unless such Shares have been properly registered for sale pursuant to the Securities Act or other applicable securities laws or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such Shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act or other applicable securities laws any of the Shares to be offered or sold under the Plan. The Committee shall have the authority to provide that all Shares issued under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the Federal securities laws, or the rules, regulations and other requirements of the SEC, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other Applicable Laws and other requirements, and, without limiting the generality of Section 8 of the Plan, the Committee may cause such Shares issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that the Committee, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity or regulatory agency to whose jurisdiction the Award is subject.

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(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Shares from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, (A) in the case of Options or SARs, provide the Participant with a cash payment or grant of Shares, subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Award, equal to the excess of (I) the aggregate Fair Market Value of the Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the Shares would have been vested or issued, as applicable); over (II) the aggregate Exercise Price or SAR Base Price (in the case of an Option or SAR, respectively) or any amount payable to the Company as a condition of issuance of Shares (in the case of any other Award), or (B) in the case of Restricted Stock, Restricted Stock Units or Other Equity-Based Awards that are full value Awards, provide the Participant with a cash payment or grant of Shares, subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Award, equal to the value of such Award or the underlying shares in respect thereof.

(j) No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of Shares under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

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(k) Payments to Persons Other Than Participants. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for the Participant’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or the Participant’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to the Participant’s spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(l) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of equity-based awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any member of the Company Group, on the one hand, and a Participant or other Person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.

(n) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of any member of the Company Group and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

(o) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan or as required by Applicable Laws.

(p) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Texas applicable to contracts made and performed wholly within the State of Texas, without giving effect to the conflict of laws provisions thereof. EACH PARTICIPANT WHO ACCEPTS AN AWARD IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION, OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTICIPANT IN RESPECT OF THE PARTICIPANT’S RIGHTS OR OBLIGATIONS HEREUNDER.

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(q) Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the Applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(r) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(s) Section 409A of the Code.

(i) Notwithstanding any provision of the Plan or Award Agreement to the contrary, it is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan (including any taxes and penalties under Section 409A of the Code), and neither the Service Recipient nor any other member of the Company Group shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate a payment.

(ii) Notwithstanding anything in the Plan or Award Agreement to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable on the date of or a date or period that is by reference to the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six (6) months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Unless the Award Agreement provides otherwise, following any applicable six (6) month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

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(iii) Unless otherwise provided by the Committee in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code; or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code.

(t) Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee as in effect at the time of the applicable Award grant; and (ii) Applicable Laws. Further, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant shall be required to repay any such excess amount to the Company.

(u) Detrimental Activity. Notwithstanding anything to the contrary contained herein, if a Participant has engaged in any Detrimental Activity, as determined by the Committee, the Committee may, in its sole discretion, provide for one or more of the following:

(i) cancellation of any or all of such Participant’s outstanding Awards; and

(ii) forfeiture and prompt repayment to the Company by the Participant, of any gain realized on the vesting, exercise or settlement of any Awards previously granted to such Participant.

(v) Right of Offset. The Company will have the right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Participant then owes to any member of the Company Group and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award is “deferred compensation” subject to Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement unless such offset can be implemented in a manner that does not subject the Participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

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(w) Expenses; Titles and Headings. The expenses of administering the Plan shall be borne by the Company Group. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

(x) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise or be issued Shares under an Award in a manner which the Committee determines would violate the Applicable Laws.

(y) Waiver. A waiver by the Company of breach of any provision of the Plan shall not operate or be construed as a waiver of any other provision of the Plan, or of any subsequent breach by any Participant.

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Appendix C

Ainos, Inc. Reverse Stock Split Amendment

[FORM OF]

CERTIFICATE OF AMENDMENT

TO THE

RESTATED CERTIFICATE OF FORMATION

OF

AINOS, INC.

Pursuant to the Texas Business Organizations Code (the “Code”), the undersigned adopts the following Certificate of Amendment to its Restated Certificate of Formation, dated April 15, 2021 (the “Certificate of Formation”).

The name of the filing entity is Ainos, Inc. (the “Corporation”). This document becomes effective when filed by the Secretary of State (the “Filing Date”). The Corporation is a Texas for-profit corporation formed June 26, 1984. The filing number issued to the Corporation by the Secretary of State of the State of Texas is file number 71028800.

Article Four of the Certificate of Formation is amended by deleting Article Four thereof in its entirety and replacing it with the following:

The Corporation shall have authority to issue Three Hundred Million (300,000,000) shares of common stock, one-cent ($0.01) par value.

Each share of common stock issued and outstanding immediately prior to the Filing Date shall automatically, and without any further action by the holder thereof or the Corporation, be combined and converted into __________ [to be completed after approval by shareholders] share(s) of common stock reflecting a ____- _____ reverse stock split[at an exchange ratio of not more than 50-1, which ratio will be determined by the Board in its discretion](the “Reverse Stock Split”). All certificates representing shares of common stock outstanding immediately prior to the Filing Date shall upon the occurrence of the Filing Date represent instead the number of shares of common stock as provided above. Notwithstanding the foregoing, any holder of Common Stock may (but shall not be required to) surrender his, her or its stock certificate or certificates to the Corporation, and upon such surrender, if any, the Corporation will issue a certificate for the correct number of shares of common stock to which the holder is entitled under this Article Four.

No holder of shares of any class of the Corporation shall have the preemptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class, whether such shares shall be hereby or hereafter authorized; and no holder of shares of any class of the Corporation shall have any right to acquire any shares which may be held in the Treasury of the Corporation. All such additional or Treasury shares may be sold for such consideration, at such time, and to such person or persons as the Board of Directors may from time to time determine.

The Corporation may purchase, directly or indirectly, its own shares to the extent of the aggregate of unrestricted capital surplus available therefore and unrestricted reduction surplus available therefore.

The right to cumulate votes in the election of directors is expressly prohibited.

The foregoing amendment to the Certificate of Formation has been approved in the manner required by the Code and by the governing documents of the Corporation. The number of shares of the Corporation outstanding at the time of such adoption was 144,379,308 and the number entitled to vote thereon was 144,379,308. The number of shares consenting to the amendment was 106,487,552 constituting approximately 73.76% of the share entitled to consent.

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date:	By:
Chun-Hsien Tsai
Chairman, President and Chief Executive Officer

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